UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2015

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

Goldman Sachs Strategic

Multi-Asset Class Funds

■	MULTI-MANAGER GLOBAL EQUITY

■	MULTI-MANAGER NON-CORE FIXED INCOME

■	MULTI-MANAGER REAL ASSETS STRATEGY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summaries	3

Schedules of Investments	21

Financial Statements	53

Financial Highlights	56

Notes to Financial Statements	62

Report of Independent Registered Public Accounting Firm	79

Other Information	80

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Multi-Manager Global Equity Fund invests primarily in equity investments of U.S. and non-U.S. companies. The Fund allocates its assets among multiple investment managers who are unaffiliated with the Investment Adviser. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions. Foreign and emerging markets securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund invests primarily in fixed income securities, which may be represented by forwards or other derivatives such as options, futures contracts or swap agreements. The Fund allocates its assets among multiple investment managers who are unaffiliated with the Investment Adviser. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, interest rate, liquidity, call and extension risk. The Fund may invest in non-investment grade securities and distressed securities. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Multi-Manager Real Assets Strategy Fund invests primarily in “real assets”, which includes investments in companies and derivatives (futures, options, swaps and other instruments) that provide exposure to real assets. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities, and inflation-linked or floating rate fixed income securities. The Fund allocates its assets among multiple investment managers who are unaffiliated with the Investment Adviser. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund concentrates its investments in the real estate group of industries, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting industries within those industries than if its

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

investments were more diversified across different industries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk.

The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund is subject to tax risk as a result of its investments in the Subsidiary, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders.

Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for the period from inception on June 24, 2015 through October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of -5.40%. This return compares to the -5.03% cumulative total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”) during the same time period.

Q	What economic and market factors most influenced the global equity markets as a whole during the Reporting Period?

A	U.S. economic data continued to recover, albeit sluggishly, during the Reporting Period. Underlying second quarter 2015 Gross Domestic Product (“GDP”) growth was strong at 3.9% year over year, driven largely by an increase in exports as well as by positive numbers in housing and consumer spending. Third quarter 2015 GDP growth decelerated to 1.5% year over year, based on advance estimates, primarily due to an inventory drag. However, economists generally believe the inventory downturn to be temporary, and the majority appear to be encouraged by solid domestic consumer spending. (Inventory is defined as finished product that is ready for sale, but has not been sold yet. Inventory is considered a current asset and shown on the balance sheet, generally at cost. On the scale of the national economy, changes in inventory levels can impact GDP.)

Despite these numbers, uncertainty surrounding the Federal Reserve’s (the “Fed”) rate hike timing, combined with fears of a slowdown in China and other emerging markets, resulted in a dramatic sell-off in equity markets globally in August and September 2015. In the U.S., the most weakness was observed in the health care sector, particularly in the biotechnology industry, which declined approximately 8% as measured by the S&P 500 Index and approximately 23% in the Russell 2000 Index during the Reporting Period. Energy names declined approximately 10% in the S&P 500 Index and approximately 28% in the Russell 2000 Index. While U.S. equities rallied in October 2015, driven largely by rebounds in information technology, consumer discretionary, health care and energy, the S&P 500 Index ended the Reporting Period down approximately 1%, while the Russell 2000 Index was down approximately 9%.

Internationally, we saw the most weakness in the energy and materials sectors. The energy sector declined approximately 12% in the MSCI Europe, Australasia and Far East (“EAFE”) Index and approximately 19% in the MSCI Emerging Markets Index during the Reporting Period. The materials sector was down approximately 16% in both the MSCI EAFE Index and the MSCI Emerging Markets Index during the Reporting Period. Weak Chinese economic data weighed heavily on emerging markets, and Chinese equities fell approximately 19% in the MSCI Emerging Markets Index during the Reporting Period. Brazil was also an area of focus, as the country’s debt was downgraded by independent ratings agency Standard & Poor’s Ratings Services to non-investment grade in September 2015. Brazilian equities were down approximately 31% in the MSCI Emerging Markets Index during the Reporting Period. Australian equities, which declined approximately 14% in the MSCI EAFE Index during the Reporting Period, significantly underperformed given weakness in commodity markets. Japanese equities, down approximately 4% in the MSCI EAFE Index during the Reporting Period, succumbed to the global equity sell-off in September 2015, yet still managed to lead other regions, as the country benefited from positive market reception to governmental reforms and pension inflows into its equity market during the first half of 2015. A strong U.S. dollar weighed on corporate earnings, particularly for companies with significant international exposure.

PORTFOLIO RESULTS

International equities enjoyed a strong month in October 2015, largely driven by information technology, energy and materials, as the price of oil modestly increased. Despite the global equity market rebound, major international indices largely trended downward for the Reporting Period overall. The MSCI EAFE Index was down approximately 7%, while the MSCI Emerging Markets Index was down approximately 13% during the Reporting Period as a whole.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a global equity investment strategy. During the Reporting Period, the Fund allocated capital to eight Underlying Managers — Causeway Capital Management LLC (“Causeway”), Epoch Investment Partners, Inc. (“Epoch”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Robeco Investment Management, Inc. doing business as Boston Partners (“Boston Partners”), Scharf Investments, LLC (“Scharf”); Vulcan Value Partners, LLC (“Vulcan”) and WCM Investment Management (“WCM”). These eight Underlying Managers represented five asset classes across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (Scharf and Vulcan), EAFE large cap (Causeway and WCM), U.S. small cap (GW&K and Boston Partners), EAFE small cap (Epoch) and emerging markets (Fisher). Of the eight Underlying Managers with allocated capital during the Reporting Period, all eight generated negative absolute returns amidst the sell-off in global equity markets.

Parametric Portfolio Associates LLC (“Parametric”) was approved by the Fund’s Board but did not have assets allocated to it during the Reporting Period.

The Fund additionally uses Russell Implementation Services Inc. (“Russell”) for a currency overlay program given the hedged nature of the Fund’s benchmark. The Fund also had exposure to two exchange-traded funds during the Reporting Period.

Of the five global equity asset classes to which the Fund had exposure via Underlying Manager strategies during the Reporting Period, all five generated negative absolute returns amidst persistent market pressure. Performance relative to the Index was mainly driven by strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, and manager selection. We would note that while the Fund posted muted performance since inception, we do not consider the brief Reporting Period to be a strong indicator of Fund performance in light of the impact of short-term market dynamics.

That said, strategic asset allocation performance relative to the Index had a positive effect on the Fund’s results, as an overweight to EAFE small cap relative to U.S. large cap bolstered performance.

Manager selection detracted from the Fund’s performance relative to the Index during the Reporting Period. The weakest relative performance came from U.S. equity Underlying Manager Vulcan, who significantly underperformed the S&P 500 Index, the primary index to which we compare this Underlying Manager. This was partially offset by international growth-oriented Underlying Manager WCM, who outperformed the Morgan Stanley Capital International All Country World Index ex-U.S. (“MSCI ACWI ex-U.S.”), the index to which we compare this Underlying Manager.

Q	Which global equity asset classes most significantly affected Fund performance?

A	From an absolute return perspective, EAFE large cap had the most significant effect on the Fund’s negative performance during the Reporting Period, followed by emerging markets. As mentioned earlier, uncertainty around the timing of interest rate hikes, combined with fears of an economic slowdown in China and other emerging markets, resulted in volatility across most global equity markets during the Reporting Period.

Also relative to the Index, EAFE large cap detracted most. This was due to significant underperformance by value- oriented Underlying Manager Causeway, whose results were only partially offset by stronger relative performance by growth-oriented Underlying Manager WCM.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Russell manages a currency overlay allocation that seeks to minimize unintended currency exposures that either reduce performance or increase risk of the Fund’s portfolio. Russell uses currency forwards as part of this strategy. Outside of Russell, the Fund did not use derivatives during the Reporting Period.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Given the Fund’s launch on June 24, 2015, it was not a matter of making changes but of building the Fund’s portfolio via allocating assets to Underlying Managers.

Throughout the Reporting Period, the Fund’s assets were allocated 33% to U.S. large cap, 28% to EAFE large cap, 9% to U.S. small cap, 17% to EAFE small cap and 11% to emerging markets. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we maintained our belief that the current environment is supportive of risk assets, which should be underpinned by economic improvement in developed markets, quiescent inflation and supportive policy. We remained more constructive on equities over credit and credit over rates. We anticipate equities will have a positive, albeit low, Sharpe ratio into year-end, led by Europe, with strong data supporting conviction in the European recovery. (The Sharpe ratio is a measure for calculating risk-adjusted return, and this ratio has become the industry standard for such calculations. The Sharpe ratio is the average return earned in excess of the risk-free rate per unit of volatility or total risk. Generally, the greater the value of the Sharpe ratio, the more attractive the risk-adjusted return.) We maintain confidence in the U.S. expansion, as the consumer continues to play a key role and as signs appear to indicate that the labor market is continuing its healing process. We expect there to be a continued focus on China. Looking forward, we have rising confidence in the view that the near term data momentum in China is bottoming out and thus, too, its potential impact on Asia.

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager Global Equity Fund

as of October 31, 2015

PERFORMANCE REVIEW
June 24, 2015– October 31, 2015	Fund Total Return (based on NAV)[1]	MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)[2]
Institutional	-5.40%	-5.03%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI IMI (Net, USD, 50% Non-US Developed Hedged to USD) captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,575 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of February 28, 2015, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	Since Inception	Inception Date
Institutional	-11.00%	6/24/2015

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.85%	1.50%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least May 20, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION (%)[5]
As of October 31, 2015

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for the period from inception on March 31, 2015 through October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of -3.84%. This return compares to the -2.35% cumulative total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Index (the “Index”) during the same time period.

The Index is composed 40% of the Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged); 20% of the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged); 20% of the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged); and 20% of the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), which returned -2.22%, -0.58%, 0.64% and -7.39%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced the non-core fixed income markets as a whole during the Reporting Period?

A	U.S. economic data continued to recover, albeit sluggishly, during the Reporting Period. Underlying second quarter 2015 Gross Domestic Product (“GDP”) growth was strong at 3.9% year over year, driven largely by an increase in exports as well as by positive numbers in housing and consumer spending. Third quarter 2015 GDP growth decelerated to 1.5% year over year, based on advance estimates, primarily due to an inventory drag. However, economists generally believe the inventory downturn to be temporary, and the majority appear to be encouraged by solid domestic consumer spending. (Inventory is defined as finished product that is ready for sale, but has not been sold yet. Inventory is considered a current asset and shown on the balance sheet, generally at cost. On the scale of the national economy, changes in inventory levels can impact GDP.)

Three macro drivers have affected the non-core fixed income markets most during the Reporting Period. The first was volatility around oil prices. Risk assets generally traded inline with oil — i.e. a sharp rally in the second quarter of 2015 with West Texas Intermediate crude oil prices climbing to more than $60 per barrel followed by a steep sell-off in the third quarter of 2015 as crude oil prices fell back to less than $40 per barrel. This volatility affected virtually all segments of the non-core fixed income markets, particularly energy-related bonds and emerging market currencies.

The second was slowing economic growth in China and its government’s policy making. This macro driver mostly impacted the emerging market debt sector. China’s GDP growth fell below 7% for the first time during the Reporting Period in conjunction with the correction in its stock market and its government surprisingly devaluing its currency. All of this brought into question by market participants the ability of Chinese policy makers to navigate a soft landing. Latin American and Asian markets were most impacted by these events.

The third macro driver that affected the non-core fixed income markets during the Reporting Period was uncertainty around the hiking of interest rates by the Federal Reserve (the “Fed”). Market consensus appeared to be surprised as the lift-off, or first interest rate hike, continued to be pushed out. While such a delay ostensibly would benefit U.S. duration-sensitive sectors, such as U.S. dollar-denominated emerging market debt and high yield corporate bonds, recent postponements seemed to be perceived by the market as negative events.

PORTFOLIO RESULTS

Against this backdrop, emerging market debt was the worst performing sector in the non-core fixed income market during the Reporting Period. In particular, local currency bonds declined 7.4% in U.S. dollar terms during the Reporting Period, primarily due to the sharp weakening of emerging market currencies. For example, the Brazilian real depreciated 17.1% during the Reporting Period. External emerging market debt outperformed local currency markets but still posted negative returns, as spreads, or yield differentials, widened to 393 basis points during the Reporting Period. (A basis point is 1/100th of a percentage point.) U.S. high yield also posted negative performance during the Reporting Period, with the Barclays U.S. High- Yield 2% Issuer Capped Index down 2.22%, driven largely by high yield bonds in the energy sector, which makes up approximately 13% of this index. Energy-related bonds particularly suffered from persistent volatility and a large decline in oil prices during the summer months of 2015. Finally, loans experienced some spread widening, particularly during the third quarter of 2015. The Credit Suisse Leveraged Loan Index was down 0.58% for the Reporting Period as a whole but was down 1.3% in the third quarter of 2015. This was the first time the loan market had posted three consecutive months of negative performance since 2008. Still, loans outperformed high yield bonds primarily, in our view, because they are higher in the capital structure and because less of the loan market has exposure to commodity prices.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a non-core fixed income investment strategy. During the Reporting Period, the Fund allocated capital to four Underlying Managers — Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Lazard Asset Management LLC (“Lazard”) and Symphony Asset Management LLC (“Symphony”). These four Underlying Managers represented four sectors across non- core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares), bank loans (Symphony), external emerging market debt (BlueBay and Lazard) and local emerging market debt (BlueBay and Lazard). Of the four Underlying Managers with allocated capital during the Reporting Period, three generated negative absolute returns and one posted positive absolute returns.

Of the four sectors of the non-core fixed income market to which the Fund had exposure via Underlying Manager strategies during the Reporting Period, three generated negative absolute returns amidst persistent market pressure and one posted positive absolute returns.

Performance relative to the Index was mainly driven by strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, and manager selection. We would note that while the Fund posted muted performance since inception, we do not consider the brief Reporting Period to be a strong indicator of Fund performance, particularly in light of the impact of short-term market dynamics.

That said, strategic asset allocation performance relative to the Index was most significantly impacted by the performance of local emerging market debt, to which the Fund was overweight relative to the Index. Fears about emerging market economic weakness and strength in the U.S. dollar during the Reporting Period put pressure on local emerging market currencies, which performed poorly.

From a manager selection perspective, underperformance relative to the Index primarily came from BlueBay, one of the emerging market debt Underlying Managers. This was partially offset by modestly positive relative returns from Ares, the high yield Underlying Manager.

Q	Which non-core fixed income sectors most significantly affected Fund performance?

A	On an absolute return basis and from a contribution to return perspective, emerging market debt posted the most negative returns during the Reporting Period amidst persistent volatility in the emerging markets. The Fund currently has two managers — BlueBay and Lazard — within the emerging market debt strategy. BlueBay posted negative absolute returns, while Lazard posted significant positive absolute returns. That said, from an absolute return perspective, the divergence in returns was primarily due to the different funding dates. BlueBay was funded on March 31, 2015, i.e. for the full Reporting Period, while Lazard was allocated capital for a much shorter time frame, beginning September 30, 2015, which was the start of a rally in the sector.

Bank loans, as a sector, posted the least negative returns during the Reporting Period, as spreads widened less given the seniority of loans in the capital structure.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund’s Underlying Managers used currency forwards, bond futures, credit default swaps and interest rate swaps during the Reporting Period to implement their strategies for the Fund.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Given the Fund’s launch on March 31, 2015, it was not a matter of making changes but of building the Fund’s portfolio via allocating assets to Underlying Managers.

Throughout the Reporting Period, the Fund’s assets were allocated 25% to local emerging market debt, 14% to external emerging market debt, 21% to bank loans and 40% to high yield. Within the emerging market debt sectors, we did reduce BlueBay’s allocation as we funded Lazard on September 30, 2015.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we remained neutral on non-investment grade credit, including U.S. high yield and bank loans. In this environment, we anticipate carry- generative strategies may outperform. (The carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative.) Low real rates and a benign U.S. default outlook imply, in our view, that spreads provide sufficient compensation for credit risk. However, given tightening toward the end of the Reporting Period, we do not expect material capital appreciation in the near term and generally find the rates exposure of cash bonds unattractive relative to other risk assets. We believe credit fundamentals largely remain in line with an expansionary phase of the business cycle. At the same time, we are cognizant that the credit cycle is exhibiting a number of late-cycle behaviors that suggest to us that the cycle is maturing. Strategically, we believe emerging market debt is still a valuable portfolio allocation. Still, we are moderately bearish on a tactical basis given its longer duration and weaker domestic fundamentals. Further, the higher sensitivity to U.S. rates to these emerging market debt assets is a key point of concern for us.

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate income and capital appreciation.

FUND BASICS

Non-Core Fixed Income Fund

as of October 31, 2015

PERFORMANCE REVIEW
March 31, 2015– October 31, 2015	Fund Total Return (based on NAV)[1]	Multi- Manager Non-Core Fixed Income Composite Index[2]	Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	JP Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)	JP Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)
Institutional	-3.84%	-2.35%	-2.22%	-0.58%	0.64%	-7.39%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi-Manager Non-Core Fixed Income Composite Index is comprised of the Barclays U.S. High-Yield 2% Issuer Capped Bond (Gross, USD, Unhedged) Index (40%), the Credit Suisse Leveraged Loan (Gross, USD, Unhedged) Index (20%), the J.P. Morgan EMBISM Global Diversified (Gross, USD, Unhedged) Index (20%), and the J.P. Morgan GBI-EMSM Global Diversified (Gross, USD, Unhedged) Index (20%).

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	Since Inception	Inception Date
Institutional	-6.06%	3/31/2015

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.70%	1.13%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least January 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION (%)[5]
As of October 31, 2015

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on March 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Multi- Manager Non-Core Fixed Income Composite Index which is composed of the Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (20%) and the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (20%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager Non-Core Fixed Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 31, 2015 through October 31, 2015.

Average Annual Total Return through October 31, 2015	Since Inception
Institutional (Commenced March 31, 2015)	-3.84%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for the period from inception on June 30, 2015 through October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of -4.30%. This return compares to the -3.40% cumulative total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Index (the “Index”) during the same time period.

The Index is composed 20% of the S&P GSCI® Commodity Index (Net, USD, Unhedged); 40% of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged); and 40% of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), which returned -19.11%, 4.02% and -2.78%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced the real assets-oriented markets as a whole during the Reporting Period?

A	Global equity markets were volatile during the Reporting Period, selling off through the third quarter of 2015 and then rebounding sharply in October 2015. For the Reporting Period overall, the S&P 500 Index returned approximately 1%; the MSCI® EAFE® Index returned approximately -3%; and the MSCI Emerging Markets Index returned approximately -12%.

The sell-off in the third calendar quarter was led by Asia and driven mainly around concerns about Chinese economic growth and about the impact of the surprise devaluation of its renminbi in August 2015. Equity markets sold off in August and September 2015, after achieving positive results in July 2015, to end the third calendar quarter sharply lower. Markets then rebounded in October 2015, although uncertainty remained given the Federal Reserve’s (the “Fed”) decision to leave rates unchanged in the wake of global market volatility and mixed U.S. economic data. In Europe, trend growth remained positive, though political uncertainty remained around the fiscal stability of Greece. Also, broader concerns around low inflation throughout the European Union led the European Central Bank to keep interest rates at historic lows. The U.S. dollar strengthened given the relative growth profile of the U.S. economy and expected divergent monetary policy versus other major trading partners. A strengthening U.S. dollar put pressure on U.S. companies conducting business abroad and on U.S. dollar returns of foreign assets.

Commodity markets sold off during the Reporting Period on the back of downward pressure within the energy and materials sectors. The supply/demand structure within oil depressed prices. The U.S. shale revolution pumped extra supply into the market, while global demand remained tepid given mixed growth prospects, especially within emerging markets where economic growth was below potential and missed expectations. Within materials, a slowing of growth

PORTFOLIO RESULTS

in demand from China coupled with an abundance of supply from mines recently brought online put pressure on prices.

Global infrastructure securities posted negative returns and underperformed global equities during the Reporting Period. The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) returned approximately -4% during the Reporting Period compared to an approximately -1% return for the MSCI World Index. Infrastructure stocks exhibited a return path similar to that of global equities, posting strongly negative returns in the third quarter of 2015 before rebounding in October 2015. Most of the losses in infrastructure were concentrated within energy midstream[1] names given the heightened volatility in energy prices. For example, the oil & gas storage & transportation industry returned approximately -13% during the Reporting Period. Conversely, global regulated utilities outperformed during the Reporting Period given the more defensive nature of the industry and its higher dividend yield characteristics as rates remained at record low levels. North American energy names experienced a reversal in performance in October 2015 and led global infrastructure stocks higher. However, global infrastructure lagged broader equities for the month of October, as stable cash flow businesses, such as regulated utilities and toll roads did not keep up with the broader equity markets, where high growth stocks continued to outperform.

Global real estate securities held up well amidst market volatility. As evidence, the global real estate benchmark, the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) returned approximately 4% during the Reporting Period. Real estate investment trust (“REITs”) found some support due to their yield orientation. Additionally, accommodative interest rate policy out of the Fed and

[1]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources. The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve. The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

positive supply/demand characteristics in the U.S. and Europe provided tailwinds to global real estate securities’ performance.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a real assets investment strategy. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.

During the Reporting Period, the Fund allocated capital to three Underlying Managers — Prudential Real Estate Investors, a business unit of Prudential Investment Management Inc. (“Prudential”); RREEF America L.L.C. (“RREEF”) and Gresham Investment Management LLC (“Gresham”). These three Underlying Managers represented three asset classes across real assets as part of the Fund’s top-level strategy allocation — commodities (Gresham), global infrastructure (RREEF) and global real estate (Prudential). Of the three Underlying Managers with allocated capital during the Reporting Period, two generated negative absolute returns and one posted positive absolute returns.

Of the three asset classes of the real assets universe to which the Fund had exposure via Underlying Manager strategies during the Reporting Period, two generated negative absolute returns amidst persistent market pressure, while one, i.e. real estate, posted positive absolute returns.

Performance relative to the Index was mainly driven by strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, and manager selection. We would note that while the Fund posted muted performance since inception, we do not consider the brief Reporting Period to be a strong indicator of performance in light of the impact of short-term market dynamics.

PORTFOLIO RESULTS

That said, strategic asset allocation performance relative to the Index was most significantly impacted by an overweight allocation to global infrastructure and, to a lesser degree, commodities as well as by an underweight allocation to real estate. As discussed above, commodities and global infrastructure sold off relative to global real estate, which generated positive returns during the Reporting Period.

From a manager selection perspective, Gresham outperformed the commodities benchmark. However, this was largely offset by Prudential, the global real estate Underlying Manager, who underperformed the global real estate benchmark.

Q	Which real assets asset classes most significantly affected Fund performance?

A	On an absolute return basis, commodities posted the most negative returns during the Reporting Period amidst persistent market pressure. Indeed, Gresham posted dramatically negative absolute performance given the sell-off in commodities, but it protected better than its strategy specific benchmark — the S&P GSCI® (Net, USD, Unhedged).

Conversely, global real estate posted positive absolute returns during the Reporting Period. Prudential also generated positive absolute returns but underperformed its strategy specific benchmark — the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	An Underlying Manager that focused on commodities used commodity futures to implement its strategy.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Given the Fund’s launch on June 30, 2015, it was not a matter of making changes but of building the Fund’s portfolio via allocating assets to Underlying Managers.

Throughout the Reporting Period, the Fund’s assets were allocated 23% to commodities, 30% to global real estate and 46% to global infrastructure. The remainder of the Fund’s assets were invested in cash and cash equivalents

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we remained neutral on global infrastructure and global real estate but recognized the likelihood of near-term volatility, as sensitivity to energy prices and interest rates, respectively, may well, in our view, continue to drive returns in the months ahead. With respect to global infrastructure, we expect its greater correlations with crude oil prices of late to likely continue in the near term. Therefore, the market could experience choppiness should crude oil markets continue to experience heightened volatility. Critically, we are less constructive on commodities as a strategic allocation in the Fund, driven by what we believe are diminished hedging properties, modest sources of returns and higher correlations to equities all minimizing any potential diversification benefits of the allocation.

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures, potentially adjusting the Fund’s commodities exposure materially downward in the near term. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of October 31, 2015

PERFORMANCE REVIEW
June 30, 2015– October 31, 2015	Fund Total Return (based on NAV)[1]	Multi-Manager Real Assets Strategy Composite Index[2]	S&P GSCI® Commodity Index (Net, USD, Unhedged)	FTSE EPRA/ NAREIT Developed Index (Net, USD, Unhedged)	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)
Institutional	-4.30%	-3.40%	-19.11%	4.02%	-2.78%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Index, which is composed of the S&P GSCI® Commodity Index (20%) (Net, USD, Unhedged), the FTSE EPRA/ NAREIT Developed Index (40%) (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (40%) (Net, USD, Unhedged).

The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities.

The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.

Dow Jones Brookfield Global Infrastructure Index includes companies domiciled globally that qualify as “pure-play” infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	Since Inception	Inception Date
Institutional	-7.60%	6/30/2015

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.90%	1.36%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least May 20, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business
National Grid PLC	3.4%	Multi-Utilities
American Tower Corp.	2.9	Real Estate Investment Trusts
Sempra Energy	2.8	Multi-Utilities
Crown Castle International Corp.	2.3	Real Estate Investment Trusts
PG&E Corp.	2.2	Multi-Utilities
Enbridge, Inc.	1.8	Oil, Gas & Consumable Fuels
Spectra Energy Corp.	1.6	Oil, Gas & Consumable Fuels
TransCanada Corp.	1.6	Oil, Gas & Consumable Fuels
Ferrovial SA	1.6	Construction & Engineering
Eversource Energy	1.4	Electric Utilities

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND COMPOSITION (%)[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Index Definitions:

The Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.

The Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

The S&P 500® Total Return Index is an American stock market index based on the market capitalizations of 500 large companies listed on the NYSE or NASDAQ.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 1, 2015, the MSCI Emerging Markets Index (Net, USD, Unhedged) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. With 1,642 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets countries. Developed Markets countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries. The index includes all Developed Market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the USA. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. With 850 constituents, the index targets 50% coverage of the free float-adjusted market capitalization of the MSCI World Index.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 83.3%
Australia – 0.7%
84,100	Ainsworth Game Technology Ltd. (Hotels, Restaurants & Leisure)	$189,351
52,100	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	343,908
124,000	Asaleo Care Ltd. (Personal Products)	154,741
25,545	CSL Ltd. (Biotechnology)	1,697,982
2,300	Flight Centre Travel Group Ltd. (Hotels, Restaurants & Leisure)	61,878
48,800	Pact Group Holdings Ltd. (Containers & Packaging)	177,077
124,900	Spotless Group Holdings Ltd. (Commercial Services & Supplies)	190,731
63,264	Westfield Corp. (Real Estate Investment Trusts)	458,988

		3,274,656

Belgium – 0.1%
6,177	KBC Groep NV (Commercial Banks)	375,572
6,000	Ontex Group NV (Personal Products)	184,310

		559,882

Bermuda – 0.7%
2,834	Assured Guaranty Ltd. (Insurance)	77,765
42,886	Axis Capital Holdings Ltd. (Insurance)	2,315,844
3,951	Essent Group Ltd.* (Thrifts & Mortgage Finance)	95,219
4,639	Everest Re Group Ltd. (Insurance)	825,603

		3,314,431

Brazil – 0.4%
92,851	Ambev SA ADR (Beverages)	452,184
61,700	Cielo SA (IT Services)	585,697
12,315	Embraer SA ADR (Aerospace & Defense)	361,692
17,700	JSL SA (Road & Rail)	43,037
25,092	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	122,449
18,500	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	321,200

		1,886,259

Cambodia – 0.0%
228,000	NagaCorp Ltd. (Hotels, Restaurants & Leisure)	161,242

Canada – 2.2%
44,200	Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders)	341,066
18,100	ATS Automation Tooling Systems, Inc.* (Machinery)	190,606
36,200	Baytex Energy Corp. (Oil, Gas & Consumable Fuels)	147,281
32,639	Canadian Pacific Railway Ltd. (Road & Rail)	4,585,780
99,400	Capstone Mining Corp.* (Metals & Mining)	50,932

Common Stocks – (continued)
Canada – (continued)
3,600	CCL Industries, Inc. Class B (Containers & Packaging)	$510,018
3,800	Constellation Software, Inc. (Software)	1,641,939
26,535	Element Financial Corp.* (Diversified Financial Services)	343,153
24,900	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	828,540
13,455	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	349,426
122,000	Surge Energy, Inc. (Oil, Gas & Consumable Fuels)	274,304
42,600	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	378,240

		9,641,285

China – 3.2%
5,738	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	481,016
18,778	Baidu, Inc. ADR* (Internet Software & Services)	3,520,312
434,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	601,803
524,000	China Construction Bank Corp. Class H (Commercial Banks)	379,772
133,600	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	532,182
311,500	CITIC Securities Co. Ltd. Class H (Capital Markets)	671,227
16,624	Ctrip.com International Ltd. ADR* (Internet & Catalog Retail)	1,545,533
39,000	Hengan International Group Co. Ltd. (Personal Products)	421,139
610,000	Industrial and Commercial Bank of China Ltd. Class H (Commercial Banks)	386,926
185,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	1,038,451
164,400	Sands China Ltd. (Hotels, Restaurants & Leisure)	591,997
197,000	Tencent Holdings Ltd. (Internet Software & Services)	3,713,326

		13,883,684

Denmark – 2.1%
2,500	ALK-Abello A/S (Pharmaceuticals)	271,929
44,845	Chr Hansen Holding A/S (Chemicals)	2,694,419
25,935	Coloplast A/S Class B (Health Care Equipment & Supplies)	1,860,168
46,645	Novo Nordisk A/S ADR (Pharmaceuticals)	2,480,581
40,160	Novozymes A/S (Chemicals)	1,861,701

		9,168,798

Finland – 0.1%
16,400	Cramo OYJ (Trading Companies & Distributors)	301,156

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
France – 3.3%
5,900	Alten SA (IT Services)	$305,844
69,500	Altran Technologies SA (IT Services)	866,413
13,116	AXA SA (Insurance)	350,041
20,701	BNP Paribas SA (Commercial Banks)	1,254,423
19,800	Elior(a) (Commercial Services & Supplies)	375,398
93,341	Engie SA (Multi-Utilities)	1,633,542
700	Eurofins Scientific SE (Life Sciences Tools & Services)	253,217
17,500	Havas SA (Media)	151,564
4,800	IPSOS (Media)	97,370
23,680	Legrand SA (Electrical Equipment)	1,297,759
9,610	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,789,089
7,200	Nexity SA (Real Estate Management & Development)	318,602
3,000	Saft Groupe SA (Electrical Equipment)	77,326
13,441	Sanofi (Pharmaceuticals)	1,355,872
22,311	Schneider Electric SE (Electrical Equipment)	1,345,691
5,600	Sopra Steria Group (IT Services)	637,024
18,868	Technip SA (Energy Equipment & Services)	983,207
31,590	TOTAL SA (Oil, Gas & Consumable Fuels)	1,527,655

		14,620,037

Germany – 1.9%
8,348	Bayer AG (Pharmaceuticals)	1,113,084
1,300	Duerr AG (Machinery)	108,242
5,300	Gerresheimer AG (Life Sciences Tools & Services)	413,267
10,000	KION Group AG* (Machinery)	450,619
8,156	Linde AG (Chemicals)	1,414,702
3,300	MorphoSys AG* (Life Sciences Tools & Services)	204,171
7,700	ProSiebenSat.1 Media SE (Media)	416,074
13,398	SAP SE (Software)	1,056,232
40,673	SAP SE ADR (Software)	3,201,372
3,200	Stroeer SE (Media)	201,905

		8,579,668

Hong Kong – 1.8%
168,000	China Merchants Holdings International Co. Ltd. (Transportation Infrastructure)	557,927
202,000	China Mobile Ltd. (Wireless Telecommunication Services)	2,421,957
41,638	China Mobile Ltd. ADR (Wireless Telecommunication Services)	2,511,188
986,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	1,113,698
312,000	Dawnrays Pharmaceutical Holdings Ltd. (Pharmaceuticals)	258,820

Common Stocks – (continued)
Hong Kong – (continued)
1,030,000	Emperor Watch & Jewellery Ltd. (Specialty Retail)	$27,298
394,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Diversified Telecommunication Services)	145,376
784,000	Lenovo Group Ltd. (Computers & Peripherals)	728,443

		7,764,707

India – 1.5%
65,541	Cipla Ltd. GDR (Pharmaceuticals)	689,287
18,674	Dr. Reddy’s Laboratories Ltd. ADR (Pharmaceuticals)	1,209,888
40,702	HDFC Bank Ltd. ADR (Commercial Banks)	2,488,520
19,830	ICICI Bank Ltd. ADR (Commercial Banks)	170,935
75,141	Infosys Ltd. ADR (IT Services)	1,364,561
120,572	Tata Global Beverages Ltd. GDR (Food Products)	217,030
21,795	Tata Motors Ltd. ADR (Automobiles)	644,478

		6,784,699

Indonesia – 0.4%
737,100	Bank Mandiri Persero Tbk PT (Commercial Banks)	466,488
283,700	Bank Negara Indonesia Persero Tbk PT (Commercial Banks)	98,073
797,200	Bank Rakyat Indonesia Persero Tbk PT (Commercial Banks)	610,142
135,200	Semen Indonesia Persero Tbk PT (Construction Materials)	96,153
1,894,900	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	371,756

		1,642,612

Ireland – 0.8%
2,373	Global Indemnity PLC* (Insurance)	67,417
28,053	ICON PLC* (Life Sciences Tools & Services)	1,791,745
6,500	Kingspan Group PLC (Building Products)	157,229
6,960	Perrigo Co. PLC (Pharmaceuticals)	1,097,870
4,777	Ryanair Holdings PLC ADR (Airlines)	373,514
8,300	Smurfit Kappa Group PLC (Containers & Packaging)	236,210

		3,723,985

Israel* – 0.1%
6,610	Check Point Software Technologies Ltd. (Software)	561,453

Italy – 0.9%
18,200	Astaldi SpA (Construction & Engineering)	146,603

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
25,100	Azimut Holding SpA (Capital Markets)	$603,730
5,700	Banca Generali SpA (Capital Markets)	175,558
52,100	Banca Popolare dell’Emilia Romagna SC (Commercial Banks)	420,451
21,200	Banco Popolare SC* (Commercial Banks)	316,796
12,900	Buzzi Unicem SpA (Construction Materials)	218,269
349,800	Credito Valtellinese SC* (Commercial Banks)	440,345
160,200	Hera SpA (Multi-Utilities)	420,399
3,100	Industria Macchine Automatiche SpA (Machinery)	160,059
98,900	Infrastrutture Wireless Italiane SpA*(a) (Diversified Telecommunication Services)	513,120
30,200	Mediolanum SpA (Insurance)	246,040
26,500	RAI Way SpA(a) (Media)	134,922

		3,796,292

Japan – 5.4%
13,000	Air Water, Inc. (Chemicals)	212,716
10,500	Asahi Holdings, Inc. (Metals & Mining)	154,520
5,100	Century Tokyo Leasing Corp. (Diversified Financial Services)	172,999
2,300	CyberAgent, Inc. (Media)	94,467
37,600	Daicel Corp. (Chemicals)	496,861
25,400	Daifuku Co. Ltd. (Machinery)	375,916
14,000	Doutor Nichires Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	203,870
14,700	DTS Corp. (IT Services)	347,480
18,800	East Japan Railway Co. (Road & Rail)	1,787,420
10,700	GMO internet, Inc. (Internet Software & Services)	151,545
19,300	Hakuhodo DY Holdings, Inc. (Media)	202,782
287,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	1,655,643
7,200	Horiba Ltd. (Electronic Equipment, Instruments & Components)	283,309
6,200	IBJ Leasing Co. Ltd. (Diversified Financial Services)	130,915
5,800	Japan Airlines Co. Ltd. (Airlines)	218,504
67	Japan Logistics Fund, Inc. (Real Estate Investment Trusts)	125,299
2,400	Kanamoto Co. Ltd. (Trading Companies & Distributors)	48,497
13,600	Kansai Paint Co. Ltd. (Chemicals)	207,315
91,700	KDDI Corp. (Wireless Telecommunication Services)	2,218,985
3,000	Keyence Corp. (Electronic Equipment, Instruments & Components)	1,561,825
46,100	Leopalace21 Corp.* (Real Estate Management & Development)	245,617
3,900	Meitec Corp. (Professional Services)	141,639

Common Stocks – (continued)
Japan – (continued)
29,900	MISUMI Group, Inc. (Trading Companies & Distributors)	$389,361
47,000	Nachi-Fujikoshi Corp. (Machinery)	210,993
26,000	Nichias Corp. (Building Products)	163,869
6,300	Nifco, Inc. (Auto Components)	242,860
84,600	Nikon Corp. (Household Durables)	1,094,425
6,000	Nippo Corp. (Construction & Engineering)	104,555
2,500	Nippon Shokubai Co. Ltd. (Chemicals)	195,643
6,700	Nishio Rent All Co. Ltd. (Trading Companies & Distributors)	155,936
9,600	Obic Co. Ltd. (IT Services)	506,659
3,600	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals)	230,463
13,800	SCSK Corp. (IT Services)	529,092
12,300	Shin-Etsu Chemical Co. Ltd. (Chemicals)	731,471
28,300	Skylark Co. Ltd. (Hotels, Restaurants & Leisure)	368,097
6,700	St Marc Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	199,169
25,100	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	1,001,330
8,900	Sundrug Co. Ltd. (Food & Staples Retailing)	468,847
6,200	Suruga Bank Ltd. (Commercial Banks)	122,059
39,400	Sysmex Corp. (Health Care Equipment & Supplies)	2,252,056
39,000	Temp Holdings Co. Ltd. (Professional Services)	582,263
4,900	Tokyo Ohka Kogyo Co. Ltd. (Chemicals)	156,610
22,400	Toyota Motor Corp. (Automobiles)	1,372,323
54,600	Unicharm Corp. (Household Products)	1,166,052
8,700	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	294,383

		23,576,640

Malaysia – 0.1%
220,100	CIMB Group Holdings Bhd (Commercial Banks)	235,796
112,400	Genting Bhd (Hotels, Restaurants & Leisure)	193,753
92,600	Malayan Banking Bhd (Commercial Banks)	177,521

		607,070

Mexico – 1.0%
15,708	America Movil SAB de CV ADR Class L (Wireless Telecommunication Services)	279,760
752,300	Cemex SAB de CV* (Construction Materials)	476,854

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
34,200	Fomento Economico Mexicano SAB de CV (Beverages)	$337,842
7,000	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	108,413
115,200	Grupo Bimbo SAB de CV Series A* (Food Products)	326,885
180,000	Grupo Financiero Santander Mexico SAB de CV Class B (Commercial Banks)	330,734
20,174	Grupo Televisa SAB ADR (Media)	587,870
683,034	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,802,094

		4,250,452

Monaco – 0.1%
29,500	Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	269,040

Netherlands – 2.5%
11,100	Aalberts Industries NV (Machinery)	359,865
34,125	Akzo Nobel NV (Chemicals)	2,413,674
16,760	Core Laboratories NV (Energy Equipment & Services)	1,949,691
97,814	PostNL NV (Air Freight & Logistics)	402,967
120,339	RELX NV (Media)	2,052,596
41,060	Sensata Technologies Holding NV* (Electrical Equipment)	1,974,575
28,300	USG People NV (Professional Services)	449,810
12,417	Wright Medical Group NV* (Health Care Equipment & Supplies)	240,021
66,680	Yandex NV Class A* (Internet Software & Services)	1,073,548

		10,916,747

New Zealand – 0.1%
97,500	SKYCITY Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	264,489

Norway – 0.0%
14,700	SpareBank 1 SMN (Commercial Banks)	92,169

Peru – 0.1%
3,543	Credicorp Ltd. (Commercial Banks)	400,997

Philippines – 0.2%
219,950	Metropolitan Bank & Trust Co. (Commercial Banks)	398,977
21,120	SM Investments Corp. (Industrial Conglomerates)	393,896

		792,873

Common Stocks – (continued)
Poland – 0.1%
4,484	Bank Pekao SA (Commercial Banks)	$174,372
22,857	Powszechna Kasa Oszczednosci Bank Polski SA (Commercial Banks)	169,280

		343,652

Portugal – 0.1%
81,700	Mota-Engil SGPS SA (Construction & Engineering)	204,365
19,600	NOS SGPS SA (Media)	162,651

		367,016

Russia – 0.1%
10,462	Magnit PJSC GDR (Food & Staples Retailing)	474,853

South Africa – 0.4%
18,716	Aspen Pharmacare Holdings Ltd.* (Pharmaceuticals)	419,558
55,692	Mediclinic International Ltd. (Health Care Providers & Services)	488,831
65,875	Shoprite Holdings Ltd. (Food & Staples Retailing)	684,550

		1,592,939

South Korea – 2.1%
2,611	Hyundai Heavy Industries Co. Ltd.* (Machinery)	216,852
3,564	Hyundai Motor Co. (Automobiles)	486,823
16,862	Industrial Bank of Korea (Commercial Banks)	206,404
15,518	KB Financial Group, Inc. ADR (Commercial Banks)	489,283
2,122	LG Chem Ltd. (Chemicals)	564,115
1,740	NAVER Corp. (Internet Software & Services)	913,630
4,544	Samsung Electronics Co. Ltd. GDR	2,717,429
8,251	Samsung Life Insurance Co. Ltd. (Insurance)	787,791
11,414	Shinhan Financial Group Co. Ltd. ADR (Commercial Banks)	437,727
21,993	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	588,582
2,521	SK Innovation Co. Ltd.* (Oil, Gas & Consumable Fuels)	261,399
65,100	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	1,533,756

		9,203,791

Spain – 1.2%
93,200	Abengoa SA (Construction & Engineering)	90,264
250,580	CaixaBank SA (Commercial Banks)	959,761
10,800	Fomento de Construcciones y Contratas SA (Construction & Engineering)	82,218
43,810	Industria de Diseno Textil SA (Specialty Retail)	1,640,437

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
89,149	International Consolidated Airlines Group SA* (Airlines)	$798,983
498,230	Liberbank SA* (Commercial Banks)	308,129
17,100	Mediaset Espana Comunicacion SA (Media)	207,483
25,100	Melia Hotels International SA (Hotels, Restaurants & Leisure)	362,445
59,800	Merlin Properties Socimi SA (Real Estate Investment Trusts)	766,320
7,017	Tecnicas Reunidas SA (Energy Equipment & Services)	312,515

		5,528,555

Sweden – 0.1%
19,700	BillerudKorsnas AB (Containers & Packaging)	356,517
2,300	Modern Times Group MTG AB (Media)	65,244

		421,761

Switzerland – 5.4%
21,955	ACE Ltd. (Insurance)	2,492,771
18,789	Aryzta AG* (Food Products)	846,069
10,628	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	911,325
39,807	Clariant AG* (Chemicals)	731,985
12,813	Credit Suisse Group AG* (Capital Markets)	319,572
6,700	EFG International AG* (Capital Markets)	67,308
8,400	Gategroup Holding AG* (Commercial Services & Supplies)	314,950
167	Givaudan SA* (Chemicals)	298,629
300	Kuoni Reisen Holding AG* (Hotels, Restaurants & Leisure)	62,116
34,520	Nestle SA (Food Products)	2,636,428
16,818	Novartis AG (Pharmaceuticals)	1,523,520
27,477	Novartis AG ADR (Pharmaceuticals)	2,484,745
6,314	Roche Holding AG (Pharmaceuticals)	1,714,244
850	SGS SA (Professional Services)	1,618,487
34,232	Swiss Re AG (Insurance)	3,177,783
10,300	Temenos Group AG* (Software)	481,158
2,205	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	861,139
86,107	UBS Group AG (Capital Markets)	1,719,766
5,214	Zurich Insurance Group AG* (Insurance)	1,375,974

		23,637,969

Taiwan – 1.4%
83,683	Advanced Semiconductor Engineering, Inc. ADR (Semiconductors & Semiconductor Equipment)	480,340
286,000	CTBC Financial Holding Co. Ltd. (Commercial Banks)	156,687

Common Stocks – (continued)
Taiwan – (continued)
114,782	Hon Hai Precision Industry Co. Ltd. GDR (Electronic Equipment, Instruments & Components)	$655,774
21,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	163,765
564,000	Mega Financial Holding Co. Ltd. (Commercial Banks)	410,960
200,908	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	4,411,940

		6,279,466

Thailand – 0.2%
53,869	Advanced Info Service PCL ADR (Wireless Telecommunication Services)	359,845
18,687	Bangkok Bank PCL ADR (Banks)	431,296

		791,141

Turkey – 0.1%
162,720	Turkiye Garanti Bankasi A/S (Commercial Banks)	421,352

United Kingdom – 9.5%
19,535	Abengoa Yield PLC (Independent Power Producers & Energy Traders)	361,984
640,001	Aberdeen Asset Management PLC (Capital Markets)	3,412,485
15,288	Aon PLC (Insurance)	1,426,523
40,150	ARM Holdings PLC ADR (Semiconductors & Semiconductor Equipment)	1,904,314
35,200	Ashtead Group PLC (Trading Companies & Distributors)	541,226
233,021	Aviva PLC (Insurance)	1,741,498
19,800	Babcock International Group PLC (Commercial Services & Supplies)	293,517
175,386	Balfour Beatty PLC (Construction & Engineering)	672,212
381,841	Barclays PLC (Commercial Banks)	1,360,415
23,600	Bovis Homes Group PLC (Household Durables)	372,254
34,352	British American Tobacco PLC (Tobacco)	2,040,837
103,875	Compass Group PLC (Hotels, Restaurants & Leisure)	1,785,704
1,653	Consort Medical PLC (Health Care Equipment & Supplies)	24,871
36,022	Diageo PLC (Beverages)	1,038,512
21,700	Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	364,683
98,935	Experian PLC (Professional Services)	1,685,858
84,473	GlaxoSmithKline PLC (Pharmaceuticals)	1,821,720
27,200	Halma PLC (Electronic Equipment, Instruments & Components)	319,725
186,100	Hays PLC (Professional Services)	403,184

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
214,400	HSBC Holdings PLC (Commercial Banks)	$1,676,366
22,500	Inchcape PLC (Distributors)	276,715
79,342	Intermediate Capital Group PLC (Capital Markets)	690,547
21,200	Just Eat PLC* (Internet Software & Services)	139,031
168,700	Ladbrokes PLC (Hotels, Restaurants & Leisure)	274,200
15,200	Lancashire Holdings Ltd. (Insurance)	166,511
45,500	Lavendon Group PLC (Trading Companies & Distributors)	105,565
1,099,944	Lloyds Banking Group PLC (Commercial Banks)	1,248,448
84,450	Michael Page International PLC (Professional Services)	643,224
18,900	Micro Focus International PLC (Software)	365,323
64,570	Nielsen Holdings PLC (Professional Services)	3,067,721
51,400	Playtech PLC (Software)	677,215
123,400	Premier Oil PLC* (Oil, Gas & Consumable Fuels)	129,849
25,925	Reckitt Benckiser Group PLC (Household Products)	2,530,032
58,500	Saga PLC (Insurance)	187,221
19,700	Savills PLC (Real Estate Management & Development)	278,042
88,435	SIG PLC (Trading Companies & Distributors)	181,542
78,852	Smith & Nephew PLC ADR (Health Care Equipment & Supplies)	2,690,430
71,613	SSE PLC (Electric Utilities)	1,666,047
21,700	SThree PLC (Professional Services)	120,623
82,700	Stock Spirits Group PLC (Beverages)	242,869
91,000	Taylor Wimpey PLC (Household Durables)	277,218
26,300	The Paragon Group Cos. PLC (Thrifts & Mortgage Finance)	169,857
19,800	The Restaurant Group PLC (Hotels, Restaurants & Leisure)	218,553
211,100	Thomas Cook Group PLC* (Hotels, Restaurants & Leisure)	399,229
30,200	Vesuvius PLC (Machinery)	166,105
378,523	Vodafone Group PLC (Wireless Telecommunication Services)	1,245,694
36,500	William Hill PLC (Hotels, Restaurants & Leisure)	178,093

		41,583,792

United States – 32.9%
5,445	Abercrombie & Fitch Co. Class A (Specialty Retail)	115,380
3,598	ABM Industries, Inc. (Commercial Services & Supplies)	102,183
2,960	Actuant Corp. Class A (Machinery)	67,488

Common Stocks – (continued)
United States – (continued)
17,339	Advance Auto Parts, Inc. (Specialty Retail)	$3,440,578
4,940	Aegion Corp.* (Construction & Engineering)	95,293
18,267	Aetna, Inc. (Health Care Providers & Services)	2,096,686
1,960	Air Lease Corp. (Trading Companies & Distributors)	66,072
5,230	Air Methods Corp.* (Health Care Providers & Services)	214,064
10,655	Allergan PLC* (Pharmaceuticals)	3,286,748
8,935	American Campus Communities, Inc. (Real Estate Investment Trusts)	362,493
2,057	American Capital Mortgage Investment Corp. (Real Estate Investment Trusts)	29,847
9,686	American Eagle Outfitters, Inc. (Specialty Retail)	148,002
45,702	American International Group, Inc. (Insurance)	2,881,968
5,019	American Residential Properties, Inc. (Real Estate Investment Trusts)	83,165
6,045	AMERISAFE, Inc. (Insurance)	330,843
1,809	Amsurg Corp.* (Health Care Providers & Services)	126,793
3,175	Analogic Corp. (Health Care Equipment & Supplies)	278,193
1,096	Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	75,164
15,091	Anthem, Inc. (Health Care Providers & Services)	2,099,913
8,963	Anworth Mortgage Asset Corp. (Real Estate Investment Trusts)	42,753
26,069	Apache Corp. (Oil, Gas & Consumable Fuels)	1,228,632
29,015	Apple, Inc. (Computers & Peripherals)	3,467,292
7,549	Ares Commercial Real Estate Corp. (Real Estate Investment Trusts)	93,155
11,654	Ascena Retail Group, Inc.* (Specialty Retail)	155,231
6,215	Aspen Technology, Inc.* (Software)	257,239
28,551	Baker Hughes, Inc. (Energy Equipment & Services)	1,504,067
4,315	Balchem Corp. (Chemicals)	294,714
31,179	Baxalta, Inc. (Biotechnology)	1,074,428
2,884	Belden, Inc. (Electronic Equipment, Instruments & Components)	184,662
24,169	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	3,287,467
8,175	Blackbaud, Inc. (Software)	512,491
3,248	Booz Allen Hamilton Holding Corp. (IT Services)	95,686
3,565	Brady Corp. Class A (Commercial Services & Supplies)	81,104

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
1,213	Bristow Group, Inc. (Energy Equipment & Services)	$42,127
3,107	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	34,301
1,787	Cabot Corp. (Chemicals)	64,225
9,809	CalAtlantic Group, Inc. (Household Durables)	373,625
4,875	Cantel Medical Corp. (Health Care Equipment & Supplies)	288,990
6,650	Cardtronics, Inc.* (IT Services)	229,425
24,707	Carnival PLC (Hotels, Restaurants & Leisure)	1,375,084
12,090	Catalent, Inc.* (Pharmaceuticals)	321,352
10,545	Cathay General Bancorp (Commercial Banks)	330,058
5,840	Cavium, Inc.* (Semiconductors & Semiconductor Equipment)	414,348
5,890	CEB, Inc. (Professional Services)	440,336
22,650	Cerner Corp.* (Health Care Technology)	1,501,468
4,077	Chatham Lodging Trust (Real Estate Investment Trusts)	93,323
1,257	Chemed Corp. (Health Care Providers & Services)	197,714
98,543	Cisco Systems, Inc. (Communications Equipment)	2,842,966
6,195	CLARCOR, Inc. (Machinery)	308,883
10,736	Cloud Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	31,886
11,270	Cognex Corp. (Electronic Equipment, Instruments & Components)	423,752
8,530	Cohen & Steers, Inc. (Capital Markets)	260,933
1,048	Coherent, Inc.* (Electronic Equipment, Instruments & Components)	56,802
1,612	Colony Capital, Inc. Class A (Real Estate Investment Trusts)	32,788
4,168	Columbia Banking System, Inc. (Commercial Banks)	138,878
2,845	Compass Minerals International, Inc. (Metals & Mining)	231,128
1,822	Convergys Corp. (IT Services)	46,771
2,957	Cubic Corp. (Aerospace & Defense)	132,621
1,296	Curtiss-Wright Corp. (Aerospace & Defense)	90,150
27,075	CVS Health Corp. (Food & Staples Retailing)	2,674,468
15,280	CYS Investments, Inc. (Real Estate Investment Trusts)	117,962
7,220	Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	202,954
134,352	Discovery Communications, Inc. Class C* (Media)	3,697,367

Common Stocks – (continued)
United States – (continued)
31,541	Dollar General Corp. (Multiline Retail)	$2,137,534
38,589	Dover Corp. (Machinery)	2,486,289
3,210	Drew Industries, Inc.* (Auto Components)	192,054
3,655	Dril-Quip, Inc.* (Energy Equipment & Services)	225,002
46,265	eBay, Inc.* (Internet Software & Services)	1,290,793
7,680	Education Realty Trust, Inc. (Real Estate Investment Trusts)	275,789
3,440	EnerSys (Electrical Equipment)	209,806
4,670	EPAM Systems, Inc.* (IT Services)	361,224
18,798	F5 Networks, Inc.* (Communications Equipment)	2,071,540
5,790	FEI Co. (Electronic Equipment, Instruments & Components)	417,980
5,738	First American Financial Corp. (Insurance)	218,790
2,027	First Cash Financial Services, Inc.* (Consumer Finance)	77,330
439	First Citizens BancShares, Inc. Class A (Commercial Banks)	112,445
8,955	Five Below, Inc.* (Specialty Retail)	307,515
14,190	Flotek Industries, Inc.* (Chemicals)	256,839
15,391	Forum Energy Technologies, Inc.* (Energy Equipment & Services)	203,931
52,355	Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	2,848,636
91,097	Franklin Resources, Inc. (Capital Markets)	3,713,114
677	Fresh Del Monte Produce, Inc. (Food Products)	30,891
2,907	FTD Cos., Inc.* (Internet & Catalog Retail)	82,326
2,479	FTI Consulting, Inc.* (Professional Services)	84,311
1,186	G&K Services, Inc. Class A (Commercial Services & Supplies)	78,063
90,357	Gentex Corp. (Auto Components)	1,480,951
14,675	Glacier Bancorp, Inc. (Commercial Banks)	401,508
5,499	Globe Specialty Metals, Inc. (Metals & Mining)	69,397
14,065	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	314,353
13,405	Grand Canyon Education, Inc.* (Diversified Consumer Services)	557,112
2,970	Granite Construction, Inc. (Construction & Engineering)	97,535
21,653	Graphic Packaging Holding Co. (Containers & Packaging)	306,606
1,754	Group 1 Automotive, Inc. (Specialty Retail)	152,510
3,292	Hanger, Inc.* (Health Care Providers & Services)	47,471

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
6,417	Hatteras Financial Corp. (Real Estate Investment Trusts)	$91,827
12,290	Healthcare Services Group, Inc. (Commercial Services & Supplies)	457,925
18,075	Heartland Express, Inc. (Road & Rail)	340,352
4,470	HEICO Corp. (Aerospace & Defense)	225,467
1,750	HEICO Corp. Class A (Aerospace & Defense)	76,440
2,837	Heidrick & Struggles International, Inc. (Professional Services)	75,351
13,165	Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	76,094
6,650	Hibbett Sports, Inc.* (Specialty Retail)	227,164
3,125	Hillenbrand, Inc. (Machinery)	92,719
13,678	Honeywell International, Inc. (Aerospace & Defense)	1,412,664
966	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	115,862
4,290	IBERIABANK Corp. (Commercial Banks)	260,103
4,385	ICU Medical, Inc.* (Health Care Equipment & Supplies)	482,218
826	Infinity Property & Casualty Corp. (Insurance)	66,510
3,492	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	88,697
2,075	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	123,608
2,874	International Speedway Corp. Class A (Hotels, Restaurants & Leisure)	99,699
2,195	IPC Healthcare, Inc.* (Health Care Providers & Services)	172,307
11,425	KapStone Paper and Packaging Corp. (Paper & Forest Products)	248,494
3,273	KAR Auction Services, Inc. (Commercial Services & Supplies)	125,683
6,010	Kindred Healthcare, Inc. (Health Care Providers & Services)	80,534
3,406	Knoll, Inc. (Commercial Services & Supplies)	79,155
2,216	Korn/Ferry International (Professional Services)	80,596
629	Landstar System, Inc. (Road & Rail)	39,652
1,436	LifePoint Health, Inc.* (Health Care Providers & Services)	98,912
4,315	Lithia Motors, Inc. Class A (Specialty Retail)	506,538
3,858	Live Nation Entertainment, Inc.* (Media)	105,246
5,280	LogMeIn, Inc.* (Internet Software & Services)	355,661
1,450	LSB Industries, Inc.* (Chemicals)	22,692
11,348	Maiden Holdings Ltd. (Insurance)	176,461
6,105	MarketAxess Holdings, Inc. (Diversified Financial Services)	618,498

Common Stocks – (continued)
United States – (continued)
28,334	MasterCard, Inc. Class A (IT Services)	$2,804,783
14,165	Matador Resources Co.* (Oil, Gas & Consumable Fuels)	364,182
771	Matthews International Corp. Class A (Commercial Services & Supplies)	44,510
2,870	Mattress Firm Holding Corp.* (Specialty Retail)	122,176
2,283	MAXIMUS, Inc. (IT Services)	155,701
6,195	Medidata Solutions, Inc.* (Health Care Technology)	266,385
20,115	MFA Financial, Inc. (Real Estate Investment Trusts)	139,196
112,101	Microsoft Corp. (Software)	5,900,997
1,203	Minerals Technologies, Inc. (Chemicals)	70,905
7,365	Mobile Mini, Inc. (Commercial Services & Supplies)	252,178
3,020	Monro Muffler Brake, Inc. (Specialty Retail)	223,993
42,161	Motorola Solutions, Inc. (Communications Equipment)	2,950,005
5,062	MRC Global, Inc.* (Trading Companies & Distributors)	60,238
29,931	MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)	1,878,769
1,325	Mueller Industries, Inc. (Machinery)	41,764
3,183	Multi Packaging Solutions International Ltd.* (Containers & Packaging)	52,042
4,875	National Health Investors, Inc. (Real Estate Investment Trusts)	286,357
86,870	National Oilwell Varco, Inc. (Energy Equipment & Services)	3,269,787
5,552	Nationstar Mortgage Holdings, Inc.* (Thrifts & Mortgage Finance)	73,675
8,909	Navigant Consulting, Inc.* (Professional Services)	153,235
2,274	Nelnet, Inc. Class A (Consumer Finance)	81,364
2,138	NETGEAR, Inc.* (Communications Equipment)	88,513
8,325	NorthWestern Corp. (Multi-Utilities)	451,132
1,936	Nu Skin Enterprises, Inc. Class A (Personal Products)	73,975
231,626	Oracle Corp. (Software)	8,996,354
3,516	Owens & Minor, Inc. (Health Care Providers & Services)	126,049
4,365	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	317,859
1,584	PAREXEL International Corp.* (Life Sciences Tools & Services)	99,982
51,184	Parker-Hannifin Corp. (Machinery)	5,358,965
6,762	Parsley Energy, Inc. Class A* (Oil, Gas & Consumable Fuels)	119,890
46,265	PayPal Holdings, Inc.* (IT Services)	1,666,003

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
9,595	Pebblebrook Hotel Trust (Real Estate Investment Trusts)	$327,957
7,206	PHH Corp.* (Thrifts & Mortgage Finance)	105,928
11,730	Pier 1 Imports, Inc. (Specialty Retail)	87,037
2,335	PNM Resources, Inc. (Electric Utilities)	65,660
6,500	Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	328,965
6,500	PRA Group, Inc.* (Consumer Finance)	356,200
13,710	Primoris Services Corp. (Construction & Engineering)	273,103
6,600	ProAssurance Corp. (Insurance)	349,536
4,570	Proto Labs, Inc.* (Machinery)	296,319
848	QTS Realty Trust, Inc. Class A (Real Estate Investment Trusts)	36,472
39,662	QUALCOMM, Inc. (Communications Equipment)	2,356,716
7,474	Radian Group, Inc. (Thrifts & Mortgage Finance)	108,149
4,725	RBC Bearings, Inc.* (Machinery)	323,143
3,445	Rent-A-Center, Inc. (Specialty Retail)	63,354
8,275	Rofin-Sinar Technologies, Inc.* (Electronic Equipment, Instruments & Components)	239,644
7,322	RPX Corp.* (Professional Services)	104,265
4,789	RSP Permian, Inc. (Oil, Gas & Consumable Fuels)	131,314
687	Safety Insurance Group, Inc. (Insurance)	39,812
27,196	Schlumberger Ltd. (Energy Equipment & Services)	2,125,639
2,479	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	96,235
9,700	SciQuest, Inc.* (Internet Software & Services)	115,042
6,446	Select Medical Holdings Corp. (Health Care Providers & Services)	72,840
658	Sensient Technologies Corp. (Chemicals)	42,948
4,905	Silgan Holdings, Inc. (Containers & Packaging)	249,517
2,973	Silver Bay Realty Trust Corp. (Real Estate Investment Trusts)	48,163
16,238	SLM Corp.* (Consumer Finance)	114,640
4,975	Solera Holdings, Inc. (Software)	271,933
14,880	STAG Industrial, Inc. (Real Estate Investment Trusts)	305,338
1,000	StanCorp Financial Group, Inc. (Insurance)	114,720
3,350	Starz Class A* (Media)	112,258
36,925	State Street Corp. (Capital Markets)	2,547,825
1,099	Steven Madden Ltd.* (Textiles, Apparel & Luxury Goods)	38,300

Common Stocks – (continued)
United States – (continued)
8,330	Stifel Financial Corp.* (Capital Markets)	$370,102
5,093	Stock Building Supply Holdings, Inc.* (Trading Companies & Distributors)	88,007
6,009	Sykes Enterprises, Inc.* (IT Services)	174,261
5,874	Symetra Financial Corp. (Insurance)	186,382
3,531	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	312,282
27,413	T. Rowe Price Group, Inc. (Capital Markets)	2,072,971
5,360	Team Health Holdings, Inc.* (Health Care Providers & Services)	319,831
4,546	TeleTech Holdings, Inc. (IT Services)	132,289
844	Tempur Sealy International, Inc.* (Household Durables)	65,697
3,972	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	77,533
5,784	Terex Corp. (Machinery)	116,027
3,631	Tetra Tech, Inc. (Commercial Services & Supplies)	97,674
6,550	Texas Capital Bancshares, Inc.* (Commercial Banks)	361,560
14,525	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	498,934
47,189	The Bank of New York Mellon Corp. (Capital Markets)	1,965,422
19,535	The Boeing Co. (Aerospace & Defense)	2,892,547
2,135	The Brink’s Co. (Commercial Services & Supplies)	66,142
7,495	The Finish Line, Inc. Class A (Specialty Retail)	139,632
1,933	The Hanover Insurance Group, Inc. (Insurance)	162,855
4,641	The Men’s Wearhouse, Inc. (Specialty Retail)	185,547
593	The Navigators Group, Inc.* (Insurance)	50,613
1,247	The Priceline Group, Inc.* (Internet & Catalog Retail)	1,813,437
5,740	The Toro Co. (Machinery)	432,050
9,974	The Walt Disney Co. (Media)	1,134,443
3,355	Thor Industries, Inc. (Automobiles)	181,438
13,144	Time Warner, Inc. (Media)	990,269
15,485	Tumi Holdings, Inc.* (Textiles, Apparel & Luxury Goods)	248,225
4,520	Tupperware Brands Corp. (Household Durables)	266,092
2,948	Tutor Perini Corp.* (Construction & Engineering)	49,467
18,390	Two Harbors Investment Corp. (Real Estate Investment Trusts)	155,579
3,730	Tyler Technologies, Inc.* (Software)	635,443
2,034	Universal Corp. (Tobacco)	109,856

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
4,620	Universal Forest Products, Inc. (Building Products)	$335,551
5,025	US Ecology, Inc. (Commercial Services & Supplies)	197,030
19,918	Verizon Communications, Inc. (Diversified Telecommunication Services)	933,756
36,792	Visa, Inc. Class A (IT Services)	2,854,323
6,541	Walker & Dunlop, Inc.* (Thrifts & Mortgage Finance)	189,754
5,377	Washington Federal, Inc. (Thrifts & Mortgage Finance)	134,102
3,045	WD-40 Co. (Household Products)	291,041
7,640	Webster Financial Corp. (Commercial Banks)	283,444
2,441	WESCO International, Inc.* (Trading Companies & Distributors)	119,438
9,495	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	569,795
3,325	Western Refining, Inc. (Oil, Gas & Consumable Fuels)	138,386
9,682	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	430,462

		144,478,878

TOTAL COMMON STOCKS
(Cost $376,433,074)		$365,960,488

Shares	Rate	Value
Preferred Stocks – 0.4%
Brazil* – 0.0%
Banco ABC Brasil SA (Commercial Banks)
15,200	0.000%	$33,522

Germany* – 0.4%
Volkswagen AG (Automobiles)
12,180	0.000	1,462,027

TOTAL PREFERRED STOCKS
(Cost $2,409,513)		$1,495,549

Units	Description	Expiration Month	Value

Rights* – 0.0%
Italy – 0.0%
30,200	Mediolanum SpA	11/26/15	$2
(Cost $—)

Shares	Description	Value
Exchange Traded Funds – 10.8%
714,785	iShares MSCI EAFE Small-Cap ETF	$35,825,024
329,176	Vanguard FTSE Emerging Markets ETF	11,468,492

TOTAL EXCHANGE TRADED FUNDS
(Cost $49,670,990)		$47,293,516

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $428,513,577)		$414,749,555

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 5.5%
Joint Repurchase Agreement Account II
$24,200,000	0.092%	11/02/15	$24,200,000
(Cost $24,200,000)

TOTAL INVESTMENTS – 100.0%
(Cost $452,713,577)			$438,949,555

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			204,985

NET ASSETS – 100.0%			$439,154,540

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,023,440, which represents approximately 0.2% of net assets as of October 31, 2015.
(b)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 52.

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS – At October 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	USD	394,764	AUD	554,600	$394,547	12/16/15	$217
	USD	6,049,102	CHF	5,898,580	5,977,200	12/16/15	71,902
	USD	1,185,068	DKK	7,911,450	1,168,051	12/16/15	17,016
	USD	10,499,705	EUR	9,396,950	10,341,420	12/16/15	158,285
	USD	1,232,095	GBP	798,060	1,230,040	12/16/15	2,056
	USD	20,203	ILS	78,020	20,172	12/16/15	32
	USD	859,878	JPY	102,897,210	853,402	12/16/15	6,476
	USD	438,903	NOK	3,625,760	426,401	12/16/15	12,501
	USD	2,110,145	SEK	17,745,970	2,079,496	12/16/15	30,650
	USD	84,590	SGD	118,650	84,559	12/16/15	32
Commonwealth Bank of Australia	USD	3,148,791	CHF	3,064,900	3,105,751	12/16/15	43,040
	USD	652,339	DKK	4,347,700	641,897	12/16/15	10,441
	USD	20,980,853	EUR	18,796,240	20,685,415	12/16/15	295,438
	USD	2,830,965	JPY	338,458,890	2,807,088	12/16/15	23,877
	USD	249,158	NOK	2,068,900	243,309	12/16/15	5,848
	USD	1,149,582	SEK	9,629,100	1,128,350	12/16/15	21,231
TOTAL							$699,042

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	USD	3,902,458	AUD	5,586,060	$3,973,969	12/16/15	$(71,511)
	USD	8,753,774	GBP	5,717,850	8,812,849	12/16/15	(59,076)
	USD	6,495,698	HKD	50,352,060	6,497,567	12/16/15	(1,869)
	USD	437,348	ILS	1,701,660	439,959	12/16/15	(2,611)
	USD	11,013,223	JPY	1,331,344,470	11,041,818	12/16/15	(28,596)
	USD	70,401	NOK	601,300	70,715	12/16/15	(314)
	USD	160,246	NZD	250,910	169,312	12/16/15	(9,067)
	USD	869,366	SGD	1,235,430	880,465	12/16/15	(11,100)
Commonwealth Bank of Australia	USD	2,091,775	AUD	2,989,310	2,126,619	12/16/15	(34,845)
	USD	11,046,831	GBP	7,218,320	11,125,505	12/16/15	(78,673)
	USD	3,499,220	HKD	27,123,870	3,500,138	12/16/15	(918)
	USD	248,714	ILS	969,870	250,757	12/16/15	(2,043)
	USD	9,975,036	JPY	1,205,267,920	9,996,172	12/16/15	(21,136)
	USD	90,318	NZD	142,050	95,855	12/16/15	(5,537)
	USD	442,506	SGD	630,600	449,416	12/16/15	(6,907)
TOTAL							$(334,203)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

October 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 29.3%
Aerospace & Defense(a)(b) – 0.1%
Bombardier, Inc.
$254,000	6.000%	10/15/22	$195,580

Automotive(a) – 0.3%
Affinia Group, Inc.
199,000	7.750	05/01/21	206,463
Schaeffler Finance BV(b)
700,000	4.250	05/15/21	700,000

			906,463

Building Materials(a) – 0.8%
American Builders & Contractors Supply Co., Inc.(b)
640,000	5.625	04/15/21	658,400
Gibraltar Industries, Inc.
500,000	6.250	02/01/21	515,000
Masonite International Corp.(b)
1,000,000	5.625	03/15/23	1,045,000

			2,218,400

Consumer Cyclical Services(a)(b) – 0.8%
CEB, Inc.
36,000	5.625	06/15/23	36,585
First Data Corp.
600,000	6.750	11/01/20	632,250
300,000	8.250	01/15/21	314,625
Iron Mountain, Inc.
1,000,000	6.000	10/01/20	1,058,750

			2,042,210

Consumer Noncyclical(a) – 0.2%
NeuStar, Inc.
675,000	4.500	01/15/23	587,250

Consumer Products – Household & Leisure(a)(b) – 1.1%
Jarden Corp.
667,000	5.000	11/15/23	685,342
Spectrum Brands, Inc.
1,015,000	5.750	07/15/25	1,082,244
The Scotts Miracle-Gro Co.
1,200,000	6.000	10/15/23	1,269,000

			3,036,586

Diversified Financial Services – 0.5%
Banco Nacional de Comercio Exterior SNC(b)
200,000	4.375	10/14/25	200,000
Bankrate, Inc.(a)(b)
700,000	6.125	08/15/18	698,250
Corp Financiera de Desarrollo SA
200,000	4.750	07/15/25	202,750
Majapahit Holding BV
100,000	8.000	08/07/19	112,625
Ukreximbank Via Biz Finance PLC
150,000	9.625	04/27/22	136,688

			1,350,313

Energy – 1.2%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
1,067,000	6.125	11/15/22	994,977

Corporate Obligations – (continued)
Energy – (continued)
CITGO Petroleum Corp.(a)(b)
$500,000	6.250%	08/15/22	$491,250
Ecopetrol SA(a)
269,000	5.375	06/26/26	249,901
Pertamina Persero PT
200,000	5.625	05/20/43	165,243
Petrobras Global Finance BV
420,000	5.375	01/27/21	340,746
Petroleos de Venezuela SA
95,000	8.500	11/02/17	57,347
119,426	9.000	11/17/21	48,905
205,000	6.000	05/16/24	72,570
537,469	6.000	11/15/26	188,007
230,000	9.750	05/17/35	95,450
375,000	5.500	04/12/37	127,969
Petroleos Mexicanos
80,000	6.625	06/15/35	78,504
125,000	5.500	06/27/44	106,525
State Oil Company of the Azerbaijan Republic
200,000	4.750	03/13/23	175,500
YPF SA
40,000	8.875	12/19/18	41,200
38,000	8.750	04/04/24	38,380

			3,272,474

Energy – Exploration & Production – 1.6%
Chesapeake Energy Corp.(a)
650,000	4.875	04/15/22	403,000
CNOOC Curtis Funding No. 1 Pty Ltd.
250,000	4.500	10/03/23	261,485
Halcon Resources Corp.(a)(b)
650,000	8.625	02/01/20	560,625
KazMunayGas National Co. JSC
190,000	9.125	07/02/18	209,237
375,000	7.000	05/05/20	391,875
200,000	4.400	04/30/23	175,500
Linn Energy LLC/Linn Energy Finance Corp.(a)
655,000	6.250	11/01/19	144,100
MEG Energy Corp.(a)(b)
450,000	6.375	01/30/23	381,375
150,000	7.000	03/31/24	130,125
Memorial Production Partners LP/Memorial Production Finance Corp.(a)
300,000	7.625	05/01/21	201,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(a)
600,000	10.000 (b)	06/01/20	414,000
72,000	10.750	10/01/20	12,960
300,000	9.250	06/01/21	60,000
Newfield Exploration Co.(a)
580,000	5.375	01/01/26	551,000
PDC Energy, Inc.(a)
500,000	7.750	10/15/22	500,000
Peabody Energy Corp.
40,000	6.250	11/15/21	5,600

			4,401,882

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Energy – Services(a)(b) – 0.3%
Hiland Partners LP/Hiland Partners Finance Corp.
$757,000	5.500%	05/15/22	$737,110

Entertainment & Leisure(a) – 0.4%
AMC Entertainment, Inc.
200,000	5.875	02/15/22	206,500
Cinemark USA, Inc.
1,000,000	4.875	06/01/23	982,500

			1,189,000

Finance – 1.0%
Ally Financial, Inc.
1,000,000	4.125	03/30/20	1,032,500
CIT Group, Inc.(b)
500,000	5.500	02/15/19	531,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(a)
1,000,000	5.875	02/01/22	1,030,000

			2,593,750

Finance Insurance(a)(b) – 0.2%
Hub International Ltd.
500,000	7.875	10/01/21	499,375

Food & Beverage(a) – 0.5%
B&G Foods, Inc.
700,000	4.625	06/01/21	698,250
NBTY, Inc.
603,000	9.000	10/01/18	617,321

			1,315,571

Gaming – 0.8%
MGM Resorts International
1,100,000	6.625	12/15/21	1,171,500
Seminole Hard Rock Entertainment, Inc.(a)(b)
1,000,000	5.875	05/15/21	1,000,000

			2,171,500

Health Care – Medical Products – 0.7%
Fresenius Medical Care US Finance II, Inc.(b)
700,000	5.875	01/31/22	764,750
Grifols Worldwide Operations Ltd.(a)
965,000	5.250	04/01/22	998,775

			1,763,525

Health Care – Pharmaceuticals – 0.9%
Mallinckrodt International Finance SA
678,000	4.750	04/15/23	598,335
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a)(b)
300,000	5.500	04/15/25	273,000
Quintiles Transnational Corp.(a)(b)
1,000,000	4.875	05/15/23	1,020,000
Valeant Pharmaceuticals International, Inc.(a)(b)
500,000	6.750	08/15/18	481,250

			2,372,585

Corporate Obligations – (continued)
Health Care – Services(a) – 1.3%
Acadia Healthcare Co., Inc.
$600,000	5.625%	02/15/23	$604,500
200,000	5.625 (b)	02/15/23	201,500
Amsurg Corp.
1,000,000	5.625	07/15/22	982,500
CHS/Community Health Systems, Inc.
700,000	5.125	08/01/21	724,500
DaVita HealthCare Partners, Inc.
900,000	5.125	07/15/24	915,750
100,000	5.000	05/01/25	99,250

			3,528,000

Lodging(a)(b) – 0.4%
Interval Acquisition Corp.
1,000,000	5.625	04/15/23	1,025,000

Machinery(b) – 0.2%
Boart Longyear Management Pty Ltd.
500,000	10.000	10/01/18	425,000

Media – Broadcasting & Radio(a)(b) – 1.3%
Sinclair Television Group, Inc.
1,000,000	5.625	08/01/24	978,750
Sirius XM Radio, Inc.
1,200,000	4.625	05/15/23	1,188,000
Townsquare Media, Inc.
500,000	6.500	04/01/23	480,000
Univision Communications, Inc.
1,000,000	5.125	02/15/25	982,500

			3,629,250

Media – Cable – 1.9%
Altice US Finance I Corp.(a)(b)
600,000	5.375	07/15/23	603,750
CCO Holdings LLC/CCO Holdings Capital Corp.(a)
600,000	5.125	02/15/23	600,000
CCO Safari II LLC(a)(b)
500,000	4.908	07/23/25	508,960
CSC Holdings LLC
1,100,000	6.750	11/15/21	1,067,000
Numericable – SFR SAS(a)(b)
800,000	6.250	05/15/24	800,000
Videotron Ltd.
600,000	5.000	07/15/22	622,500
Virgin Media Secured Finance PLC(a)(b)
900,000	5.250	01/15/26	896,625

			5,098,835

Media – Non Cable(a) – 1.5%
LIN Television Corp.
800,000	6.375	01/15/21	835,000
Nielsen Finance LLC/Nielsen Finance Co.(b)
1,100,000	5.000	04/15/22	1,113,750
Outfront Media Capital LLC/Outfront Media Capital Corp.
1,090,000	5.875	03/15/25	1,128,150

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Non Cable(a) – (continued)
VeriSign, Inc.
$1,000,000	4.625%		05/01/23	$997,500

				4,074,400

Metals & Mining(a)(b) – 0.2%
New Gold, Inc.
565,000	6.250		11/15/22	483,075

Packaging – 1.1%
Ball Corp.
100,000	4.000		11/15/23	97,625
775,000	5.250		07/01/25	790,500
Reynolds Group Issuer, Inc.(a)
1,100,000	5.750		10/15/20	1,142,625
Sealed Air Corp.(a)(b)
1,000,000	5.125		12/01/24	1,030,000

				3,060,750

Pipelines(a) – 2.1%
Genesis Energy LP/Genesis Energy Finance Corp.
283,000	6.750		08/01/22	273,802
61,000	6.000		05/15/23	55,510
500,000	5.625		06/15/24	437,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
500,000	4.875		12/01/24	470,000
500,000	4.875		06/01/25	470,000
ONEOK, Inc.
285,000	7.500		09/01/23	281,782
Regency Energy Partners LP/Regency Energy Finance Corp.
1,000,000	5.000		10/01/22	980,000
Rose Rock Midstream LP/Rose Rock Finance Corp.
800,000	5.625		07/15/22	688,000
Sabine Pass Liquefaction LLC
800,000	5.625		02/01/21	794,000
200,000	5.625	(b)	03/01/25	191,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
702,000	5.500		08/15/22	608,985
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
500,000	5.250		05/01/23	466,250

				5,717,329

Real Estate(a) – 0.5%
Communications Sales & Leasing, Inc./CSL Capital LLC(b)
300,000	6.000		04/15/23	291,000
RHP Hotel Properties LP/RHP Finance Corp.
940,000	5.000		04/15/23	961,150

				1,252,150

Retailers – 1.2%
CVS Health Corp.(a)(b)
600,000	4.750		12/01/22	654,660
Dollar Tree, Inc.(a)(b)
1,000,000	5.750		03/01/23	1,050,000
GameStop Corp.(a)(b)
600,000	5.500		10/01/19	626,265

Corporate Obligations – (continued)
Retailers – (continued)
L Brands, Inc.
$680,000	5.625%		02/15/22	$741,200
295,000	6.875	(b)	11/01/35	306,063

				3,378,188

Technology – Hardware – 0.9%
CommScope, Inc.(a)(b)
390,000	5.500		06/15/24	387,562
NCR Corp.(a)
800,000	5.000		07/15/22	788,000
Sensata Technologies BV(b)
1,200,000	5.000		10/01/25	1,164,000

				2,339,562

Technology – Software/Services(a) – 0.9%
Audatex North America, Inc.(b)
500,000	6.125		11/01/23	503,125
Equinix, Inc.
100,000	5.375		04/01/23	104,000
800,000	5.750		01/01/25	834,000
MSCI, Inc.(b)
1,000,000	5.250		11/15/24	1,050,000

				2,491,125

Telecommunications – Cellular – 0.6%
SoftBank Group Corp.
600,000	4.500	(b)	04/15/20	595,500
400,000	6.000	(a)	07/30/25	409,000
T-Mobile USA, Inc.(a)
500,000	6.625		04/01/23	511,250
200,000	6.375		03/01/25	200,250

				1,716,000

Telecommunications – Satellites(a) – 0.2%
Intelsat Jackson Holdings SA
400,000	7.500		04/01/21	362,000
100,000	5.500		08/01/23	83,000

				445,000

Transportation – 0.1%
Air Medical Merger Sub Corp.(a)(b)
140,000	6.375		05/15/23	128,450
Pelabuhan Indonesia II PT
200,000	4.250		05/05/25	184,000

				312,450

Utilities – Electric – 0.9%
Eskom Holdings SOC Ltd.
200,000	6.750		08/06/23	185,950
200,000	7.125		02/11/25	186,250
NRG Energy, Inc.(a)
1,000,000	6.250		05/01/24	895,000
Talen Energy Supply, LLC(a)(b)
500,000	5.125		07/15/19	458,750
WESCO Distribution, Inc.(a)
800,000	5.375		12/15/21	774,000

				2,499,950

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Wireless Telecommunications – 1.6%
Altice Financing SA(a)(b)
$600,000	6.500%		01/15/22	$607,500
Altice Luxembourg SA(a)(b)
174,000	7.750		05/15/22	167,475
Digicel Group Ltd.(a)(b)
600,000	8.250		09/30/20	531,000
Digicel Ltd.(a)(b)
200,000	6.000		04/15/21	180,000
DigitalGlobe, Inc.(a)(b)
1,000,000	5.250		02/01/21	897,500
Hughes Satellite Systems Corp.
185,000	7.625		06/15/21	202,112
Inmarsat Finance PLC(a)(b)
800,000	4.875		05/15/22	794,000
Sprint Corp.
800,000	7.875		09/15/23	740,000
100,000	7.625	(a)	02/15/25	88,250
Wind Acquisition Finance SA(a)(b)
240,000	4.750		07/15/20	244,200

				4,452,037

Wirelines Telecommunications – 1.0%
Anixter, Inc.
1,000,000	5.125%		10/01/21	1,025,000
CenturyLink, Inc.
383,000	5.625		04/01/20	383,928
399,000	5.625	(a)	04/01/25	361,849
Level 3 Financing, Inc.(a)(b)
100,000	5.375		05/01/25	100,250
West Corp.(a)(b)
800,000	5.375		07/15/22	762,000

				2,633,027

TOTAL CORPORATE OBLIGATIONS
(Cost $80,963,127)				$79,214,702

Foreign Debt Obligations – 34.1%
Sovereign – 34.1%
Banco Nacional de Desenvolvimento Economico e Social
$100,000	6.500%		06/10/19	$100,000
Brazil Letras do Tesouro Nacional(c)
2,750,000	0.000		01/01/17	603,077
5,900,000	0.000		01/01/19	959,254
Brazil Notas do Tesouro Nacional
11,000,000	10.000		01/01/18	2,575,736
12,300,000	10.000		01/01/21	2,577,906
3,200,000	10.000		01/01/25	607,681
625,055	6.000		08/15/50	138,759
Dominican Republic
100,000	7.500		05/06/21	109,125
375,000	5.875		04/18/24	380,625
455,000	5.500		01/27/25	449,312
535,000	6.850		01/27/45	529,650

Foreign Debt Obligations – (continued)
Sovereign – (continued)
Ecuador Government International Bond
$650,000	10.500%		03/24/20	$537,062
350,000	7.950		06/20/24	264,250
El Salvador Government International Bond
60,000	7.375		12/01/19	61,200
244,000	5.875		01/30/25	215,940
205,000	6.375		01/18/27	182,706
Federal Republic of Brazil
175,000	4.875		01/22/21	172,156
360,000	2.625		01/05/23	297,450
608,000	4.250		01/07/25	540,208
85,000	8.250		01/20/34	90,950
245,000	5.000		01/27/45	185,894
Government of Belize(d)
125,000	5.000		02/20/38	91,563
Government of Jamaica
65,000	8.000		06/24/19	70,931
315,000	6.750		04/28/28	318,937
200,000	7.875		07/28/45	201,750
Hungary Government Bond
50,130,000	2.500		06/22/18	180,220
88,320,000	6.500		06/24/19	358,003
84,520,000	7.000		06/24/22	368,326
120,000	5.375		02/21/23	131,992
550,000	5.750		11/22/23	619,913
395,000	5.375		03/25/24	436,335
104,500,000	3.000		06/26/24	357,697
525,290,000	5.500		06/24/25	2,174,354
40,000	7.625		03/29/41	54,552
Indonesia Treasury Bond
9,790,000,000	7.875		04/15/19	695,796
42,859,000,000	8.375		03/15/24	3,046,316
9,415,000,000	8.375		09/15/26	664,659
12,101,000,000	9.000		03/15/29	874,742
15,800,000,000	8.750		05/15/31	1,121,292
1,430,000,000	8.375		03/15/34	97,154
Islamic Republic of Pakistan
125,000	6.875		06/01/17	129,219
200,000	7.250		04/15/19	207,477
75,000	8.250	(b)	04/15/24	79,907
200,000	8.250	(b)	09/30/25	212,875
Ivory Coast Government International Bond
600,000	6.375		03/03/28	552,000
Malaysia Government Bond
1,045,000	4.262		09/15/16	246,047
365,000	4.012		09/15/17	86,484
365,000	3.795		09/30/22	83,391
700,000	3.955		09/15/25	160,460
Malaysia Sovereign Sukuk Bhd
300,000	3.043		04/22/25	288,750
Morocco Government Bond
600,000	4.250		12/11/22	605,700
Perusahaan Penerbit SBSN
160,000	4.325		05/28/25	155,100
Philippine Government Bond
PHP 5,000,000	3.625		09/09/25	105,879

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Poland Government Bond
	$1,875,000	4.750%		10/25/16	$500,154
	1,770,000	5.500		10/25/19	520,765
	135,000	5.125		04/21/21	152,748
	2,175,000	5.750		09/23/22	681,545
	364,000	3.000		03/17/23	366,876
	3,260,000	4.000		10/25/23	930,425
	660,000	4.000		01/22/24	701,224
	5,015,000	3.250		07/25/25	1,360,455
	Republic of Argentina
	622,441	7.000		04/17/17	617,392
	140,000	8.750	(e)	06/02/17	152,950
	176,405	8.750		05/07/24	178,840
	601,474	8.280	(e)	12/31/33	667,636
	415,000	2.500	(e)	12/31/38	261,450
	Republic of Azerbaijan
	400,000	4.750		03/18/24	382,500
	Republic of Chile
CLP	15,000,000	5.500		08/05/20	22,467
	Republic of Colombia
	$865,300,000	7.250		06/15/16	301,786
	250,000	2.625		03/15/23	225,750
	3,957,600,000	10.000		07/24/24	1,551,838
	1,290,800,000	7.500		08/26/26	428,713
	4,402,000,000	6.000		04/28/28	1,246,950
	245,000	5.000		06/15/45	217,437
	Republic of Costa Rica
	100,000	4.375		04/30/25	86,250
	90,000	7.000		04/04/44	80,888
	200,000	7.158		03/12/45	181,250
	Republic of Croatia
	135,000	6.750		11/05/19	146,644
	515,000	6.750		11/05/19	559,419
	650,000	5.500		04/04/23	669,500
	530,000	6.000		01/26/24	561,800
	Republic of Egypt
	250,000	5.875		06/11/25	233,000
	Republic of Gabon
	200,000	6.375		12/12/24	172,250
	Republic of Georgia
	215,000	6.875		04/12/21	228,384
	Republic of Ghana
	280,000	7.875		08/07/23	240,800
	455,000	10.750	(b)	10/14/30	480,025
	Republic of Guatemala
	20,000	5.750		06/06/22	21,200
	30,000	4.875		02/13/28	29,138
	Republic of Indonesia
	115,000	5.875		03/13/20	127,363
	190,000	4.125		01/15/25	185,250
	100,000	6.625		02/17/37	109,750
	175,000	7.750		01/17/38	216,125
	180,000	5.125		01/15/45	168,300
	Republic of Ivory Coast(d)
	860,000	5.750		12/31/32	767,550

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Kazakhstan
	$200,000	5.125%		07/21/25	$199,000
	200,000	4.875		10/14/44	164,250
	500,000	6.500		07/21/45	487,500
	Republic of Kenya
	405,000	6.875		06/24/24	376,144
	Republic of Lithuania
	200,000	7.375		02/11/20	240,089
	Republic of Malaysia
	2,890,000	3.654		10/31/19	669,624
	9,824,000	4.181		07/15/24	2,279,409
	Republic of Mozambique
	182,000	6.305		09/11/20	161,525
	Republic of Namibia(b)
	40,000	5.250		10/29/25	39,500
	Republic of Nigeria
	200,000	6.750		01/28/21	197,250
	Republic of Panama
	350,000	4.000		09/22/24	354,375
	280,000	6.700		01/26/36	344,400
	Republic of Paraguay
	380,000	4.625		01/25/23	383,800
	265,000	6.100		08/11/44	268,975
	Republic of Peru
	150,000	7.840		08/12/20	49,149
	1,500,000	5.700		08/12/24	425,097
	250,000	6.950		08/12/31	73,087
	790,000	6.900		08/12/37	225,418
	Republic of Poland
	32,000	5.000		03/23/22	36,002
	Republic of Romania
	800,000	5.850		04/26/23	232,122
	410,000	4.375		08/22/23	431,012
	210,000	2.750	(b)	10/29/25	233,120
	135,000	3.875	(b)	10/29/35	150,754
	514,000	6.125		01/22/44	608,062
	Republic of Serbia
	200,000	5.875		12/03/18	212,000
	Republic of Slovenia
	470,000	5.850		05/10/23	540,996
	1,195,000	5.250		02/18/24	1,345,600
	Republic of South Africa
	6,465,000	8.250		09/15/17	476,839
	26,530,486	6.750		03/31/21	1,824,039
	125,000	4.665		01/17/24	126,063
	37,185,000	10.500		12/21/26	3,103,205
	7,916,667	8.000		01/31/30	537,550
	7,664,643	7.000		02/28/31	470,636
	950,000	8.250		03/31/32	65,112
	3,200,000	6.250		03/31/36	173,237
	6,450,000	6.500		02/28/41	349,814
	35,000	6.250		03/08/41	38,826
	210,000	5.375		07/24/44	205,800
	Republic of Sri Lanka
	400,000	5.875		07/25/22	383,500
	445,000	6.850	(b)	11/03/25	439,994

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
Republic of Turkey
$2,190,000	9.000%	01/27/16	$748,651
1,910,000	6.300	02/14/18	607,120
6,000,000	8.500	07/10/19	1,973,040
966,350	9.400	07/08/20	326,446
220,000	7.375	02/05/25	262,790
6,120,000	8.000	03/12/25	1,898,094
500,000	4.250	04/14/26	479,000
Republic of Uruguay
519,513	4.375	10/27/27	514,967
120,000	5.100	06/18/50	107,850
Republic of Venezuela
670,000	8.250	10/13/24	254,600
160,000	11.750	10/21/26	70,800
125,000	7.000	03/31/38	46,563
Republic of Zambia
200,000	8.970	07/30/27	168,000
Romania Government Bond
1,000,000	5.950	06/11/21	288,940
500,000	4.750	02/24/25	136,427
Russian Federation
6,800,000	6.900	08/03/16	103,944
18,325,000	7.500	02/27/19	267,597
40,000,000	6.800	12/11/19	561,476
39,550,000	7.600	07/20/22	550,308
53,080,000	7.000	01/25/23	708,667
400,000	4.875	09/16/23	412,800
59,990,000	8.150	02/03/27	834,405
130,900	7.500 (d)	03/31/30	155,836
600,000	5.625	04/04/42	594,750
Senegal Government Bond
200,000	6.250	07/30/24	185,789
Socialist Republic of Vietnam
25,000	6.750	01/29/20	27,750
30,000	4.800	11/19/24	29,475
Thailand Government Bond
29,790,000	3.250	06/16/17	860,857
3,940,000	3.875	06/13/19	118,325
6,350,000	3.650	12/17/21	190,315
6,000,000	3.625	06/16/23	179,840
89,630,000	3.850	12/12/25	2,776,819
4,000,000	4.875	06/22/29	136,934
Ukraine Government Bond
570,000	6.580	11/21/16	444,600
200,000	9.250	07/24/17	156,750
320,000	6.750	11/14/17	249,600
United Mexican States
20,000,000	6.250	06/16/16	1,231,825
30,000,000	8.500	12/13/18	2,014,954
18,902,000	5.000	12/11/19	1,140,645
16,950,000	6.500	06/10/21	1,078,695
580,000	4.000	10/02/23	598,850
20,750,000	8.000	12/07/23	1,425,672
3,500,000	10.000	12/05/24	271,242
29,033,000	10.000	12/05/24	2,249,988
4,250,000	7.500	06/03/27	282,724

Foreign Debt Obligations – (continued)
Sovereign – (continued)
United Mexican States – (continued)
$7,500,000	8.500%	05/31/29	$540,113
12,700,000	7.750	05/29/31	862,039
5,420,000	10.000	11/20/36	450,855
160,000	6.050	01/11/40	180,800
220,000	5.550	01/21/45	233,200
400,000	4.600	01/23/46	371,000

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $95,141,711)			$92,377,151

U.S. Treasury Obligation – 0.1%
United States Treasury Note
$300,000	0.625%	06/30/17	$299,856
(Cost $299,698)

Senior Term Loans(f) – 22.7%
Aerospace & Defense – 0.2%
BE Aerospace, Inc.
$235,133	4.000%	12/16/21	$236,210
Transdigm, Inc.
248,741	3.750	06/04/21	245,010

			481,220

Airlines – 1.0%
American Airlines, Inc.
1,000,000	3.250	06/26/20	990,210
CEVA Group PLC
54,585	6.500	03/19/21	47,830
Delta Air Lines, Inc.
500,000	4.750	07/30/21	489,790
US Airways Group, Inc.
1,247,475	3.500	05/23/19	1,243,918

			2,771,748

Automotive – Parts – 1.3%
Allison Transmission, Inc.
248,734	3.500	08/23/19	248,811
Capital Automotive LP
248,658	4.000	04/10/19	248,907
Chrysler Group LLC
1,743,687	3.250	12/31/18	1,737,148
Evergreen Skills Lux S.a.r.l.
522,702	5.750	04/28/21	441,683
Gates Global LLC
248,117	4.250	07/05/21	232,471
Jaguar Holding Company II
749,375	4.250	08/18/22	737,730

			3,646,750

Building Materials – 0.7%
American Builders & Contractors Supply Co., Inc.
498,728	3.500	04/16/20	495,302

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(f) – (continued)
Building Materials – (continued)
Jeld-Wen, Inc.
$1,000,000	5.000%	06/18/22	$1,000,630
Wilsonart LLC
312,016	4.000	10/31/19	309,482

			1,805,414

Chemicals – 0.5%
Ineos US Finance LLC
412,804	3.750	05/04/18	407,301
248,749	4.250	03/31/22	245,018
MacDermid, Inc.
596,992	4.750	06/07/20	576,098

			1,228,417

Consumer Cyclical Services – 0.8%
First Data Corp.
300,000	3.700	03/24/17	299,202
1,800,000	3.700	03/24/18	1,785,222

			2,084,424

Consumer Products – Household & Leisure – 0.1%
B&G Foods, Inc.
152,000	3.750	10/07/22	151,953
Revlon Consumer Products Corp.
248,734	4.000	10/08/19	248,423

			400,376

Diversified Manufacturing – 0.1%
Rexnord LLC
248,731	4.000	08/21/20	245,570

Energy – 0.3%
CJ Holding Co.
497,500	6.500	03/23/20	321,718
Seadrill Partners Finco LLC
548,734	4.000	02/21/21	318,782
Templar Energy LLC
326,333	8.500	11/25/20	138,962

			779,462

Energy – Exploration & Production – 0.0%
Murray Energy Corp.
99,750	7.500	04/16/20	64,463

Entertainment – 0.5%
Sabre, Inc.
497,452	4.000	02/19/19	496,920
Zuffa LLC
994,888	3.750	02/25/20	979,965

			1,476,885

Environmental – 0.1%
Tervita Corp.
246,918	6.250	05/15/18	191,438

Finance Insurance – 0.3%
Hub International Ltd.
746,212	4.000	10/02/20	725,848

Senior Term Loans(f) – (continued)
Financial Services – 0.4%
AlixPartners LLP
$500,000	4.500%	07/28/22	$499,480
Sophia LP
500,000	4.750	09/30/22	498,905

			998,385

Food & Drug Retailers – 0.1%
Rite Aid Corp.
250,000	5.750	08/21/20	250,207

Gaming – 0.4%
Boyd Gaming Corp.
217,874	4.000	08/14/20	217,952
MGM Resorts International
248,721	3.500	12/20/19	248,204
Scientific Games International, Inc.
731,987	6.000	10/01/21	714,149

			1,180,305

Health Care – Medical Products – 0.6%
Carestream Health, Inc.
243,151	5.000	06/07/19	230,587
250,000	9.500	12/07/19	231,563
Kinetic Concepts, Inc.
248,734	4.000	11/04/16	248,528
996,831	4.500	05/04/18	995,943

			1,706,621

Health Care – Services – 1.0%
Air Medical Group Holdings, Inc.
806,728	4.500	04/28/22	791,941
Community Health Systems, Inc.
498,747	3.580	12/31/18	496,044
1,000,000	4.000	01/27/21	996,670
Iasis Healthcare LLC
248,721	4.500	05/03/18	248,980
Millennium Laboratories, Inc.
485,147	5.250	04/16/21	171,014

			2,704,649

Home Construction – 0.1%
The ServiceMaster Co.
248,744	4.250	07/01/21	248,550

Media – Broadcasting & Radio – 0.9%
Cumulus Media Holdings, Inc.
590,000	4.250	12/23/20	500,397
iHeart Communications, Inc.
1,000,000	6.940	01/30/19	835,940
250,000	7.690	07/30/19	210,357
Tribune Media Co.
997,500	3.750	12/27/20	994,388

			2,541,082

Media – Cable – 2.0%
Cequel Communications LLC
994,720	3.750	12/14/22	975,134

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(f) – (continued)
Media – Cable – (continued)
Charter Communications Operating LLC
$1,000,000	3.500%	01/24/23	$998,590
Communications Sales & Leasing, Inc.
997,500	5.000	10/24/22	940,144
Numericable U.S. LLC
497,494	4.500	05/21/20	490,594
UPC Financing Partnership
250,000	3.250	06/30/21	245,625
WideOpenWest Finance LLC
399,146	4.500	04/01/19	391,993
Ziggo N.V.
416,809	3.250	01/15/22	410,152
1,033,191	3.500	01/15/22	1,016,691

			5,468,923

Media – Non Cable – 0.7%
Advantage Sales & Marketing, Inc.
612,293	4.250	07/23/21	598,186
250,000	7.500	07/25/22	229,845
Cengage Learning Acquisitions, Inc.
750,000	7.000	03/31/20	744,563
Interactive Data Corp.
248,741	4.750	05/02/21	248,636

			1,821,230

Packaging – 0.5%
Ardagh Holdings USA, Inc.
241,523	4.000	12/17/19	241,071
Berry Plastics Holding Corp.
500,000	4.000	10/01/22	500,695
Klockner-Pentaplast of America, Inc.
707,453	5.000	04/28/20	708,337

			1,450,103

Pharmaceutical – 0.6%
Catalent Pharma Solutions, Inc.
248,741	4.250	05/20/21	248,089
DPx Holdings B.V.
248,741	4.250	03/11/21	243,455
PRA Holdings, Inc.
241,247	4.500	09/23/20	240,894
Valeant Pharmaceuticals International, Inc.
1,034,995	4.000	04/01/22	960,735

			1,693,173

Property/Casualty Insurance – 0.4%
York Risk Services Holding Corp.
994,975	4.750	10/01/21	954,758

Real Estate – 0.2%
Realogy Corp.
497,468	3.750	03/05/20	497,095

Restaurants – 0.6%
1011778 B.C. Unlimited Liability Co.
1,495,023	3.750	12/12/21	1,497,519

Senior Term Loans(f) – (continued)
Retailers – 2.8%
Academy Ltd.
$209,873	5.000%	07/01/22	$208,956
Albertson’s Holdings LLC
243,750	5.000	08/25/19	243,445
1,246,338	5.500	08/25/21	1,245,628
Albertsons LLC
248,169	5.375	03/21/19	247,832
BJ’s Wholesale Club, Inc.
248,949	4.500	09/26/19	246,459
Hudson’s Bay Co.
500,000	4.750	09/30/22	500,470
New Albertson’s, Inc.
248,744	4.750	06/27/21	247,035
PetSmart, Inc.
1,493,747	4.250	03/11/22	1,492,940
Rite Aid Corp.
1,250,000	4.875	06/21/21	1,251,950
Staples, Inc.
1,500,000	3.500	04/07/21	1,491,825
Supervalu, Inc.
496,396	4.500	03/21/19	495,289

			7,671,829

Services Cyclical – Business Services – 0.8%
ADS Waste Holdings, Inc.
500,000	3.750	10/09/19	493,440
Ceridian LLC
248,747	4.500	09/15/20	228,641
TransUnion LLC
1,000,000	3.500	04/09/21	985,420
Travelport Finance S.a.r.l.
501,213	5.750	09/02/21	496,686

			2,204,187

Special Purpose – 0.1%
KP Germany Erste GmbH
302,330	5.000	04/28/20	302,708

Technology – Hardware – 0.1%
Zebra Technologies Corp.
240,698	4.750	10/27/21	242,036

Technology – Software/Services – 2.4%
Avago Technologies Cayman Ltd.
748,552	3.750	05/06/21	748,343
Black Knight InfoServ LLC
76,145	3.750	05/27/22	76,193
Blackboard, Inc.
500,000	4.750	10/04/18	489,690
BMC Software Finance, Inc.
848,163	5.000	09/10/20	762,550
Dell, Inc.
995,623	4.000	04/29/20	995,066
Emdeon, Inc.
248,725	3.750	11/02/18	245,864

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(f) – (continued)
Technology – Software/Services – (continued)
Freescale Semiconductor, Inc.
$1,248,734	4.250%	02/28/20	$1,247,286
248,731	5.000	01/15/21	248,619
Informatica Corp.
750,000	4.500	08/05/22	739,372
Lawson Software, Inc.
747,422	3.750	06/03/20	726,636
Magic NewCo. LLC
248,720	5.000	12/12/18	248,284

			6,527,903

Telecommunications – Internet & Data – 0.9%
Asurion LLC
500,000	5.000	05/24/19	476,250
700,000	8.500	03/03/21	628,544
Avaya, Inc.
165,267	4.820	10/26/17	137,998
347,927	5.250	05/29/20	266,359
Level 3 Financing, Inc.
1,000,000	4.000	01/15/20	1,001,750

			2,510,901

Transportation – 0.3%
CEVA Intercompany B.V.
56,699	6.500	03/19/21	49,682
Ceva Logistics Canada ULC
9,776	6.500	03/19/21	8,566
Ceva Logistics US Holdings, Inc.
78,206	6.500	03/19/21	68,528
Syncreon Group Holdings B.V.
687,780	5.250	10/28/20	548,848

			675,624

Utilities – 0.9%
Calpine Corp.
498,715	4.000	10/09/19	499,104
Energy Future Intermediate Holding Co. LLC
1,750,000	4.250	06/19/16	1,748,915
Penn Products Terminals LLC
89,550	4.750	04/13/22	89,774

			2,337,793

TOTAL SENIOR TERM LOANS
(Cost $63,193,229)			$61,387,596

Shares	Description	Value
Exchange Traded Funds – 3.0%
48,000	iShares iBoxx $ High Yield Corporate Bond ETF	$4,107,360
112,000	SPDR Barclays High Yield Bond ETF	4,084,640

TOTAL EXCHANGE TRADED FUNDS
(Cost $7,990,546)		$8,192,000

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $247,588,311)		$241,471,305

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(g) – 11.6%
Repurchase Agreements – 11.6%
Joint Repurchase Agreement Account II
$31,500,000	0.092%	11/02/15	$31,500,000
(Cost $31,500,000)

TOTAL INVESTMENTS – 100.8%
(Cost $279,088,311)			$272,971,305

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%			(2,284,160)

NET ASSETS – 100.0%			$270,687,145

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $40,898,998, which represents approximately 15.1% of net assets as of October 31, 2015.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2015.
(e)	Security is currently in default and/or non-income producing.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2015

(f)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on October 31, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(g)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 52.

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
LP	—Limited Partnership
WIBOR	—Warsaw Interbank Offered Rate

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (London)	BRL	8,018,613	USD	2,046,476	$2,076,481	11/04/15	$30,004
	BRL	2,315,297	USD	592,633	593,818	12/02/15	1,185
	CNY	1,159,791	USD	182,000	182,721	11/24/15	721
	COP	6,494,736,064	USD	2,214,360	2,235,353	11/24/15	20,993
	IDR	1,989,646,000	USD	143,617	144,067	11/24/15	450
	INR	46,277,000	USD	700,000	704,961	11/24/15	4,961
	KRW	50,315,320	USD	44,000	44,037	11/24/15	37
	MXN	8,443,697	USD	507,369	510,256	11/24/15	2,887
	PLN	3,335,720	USD	860,905	862,521	11/24/15	1,616
	RUB	4,065,031	USD	63,124	63,206	11/24/15	82
	THB	62,422,749	USD	1,732,276	1,753,492	11/24/15	21,216
	TRY	2,319,297	USD	778,216	789,927	11/24/15	11,711
	USD	90,000	BRL	349,245	89,573	12/02/15	427
	USD	751,000	CLP	512,151,913	738,859	11/24/15	12,141
	USD	1,934,781	COP	5,617,636,859	1,933,473	11/24/15	1,308
	USD	1,381,911	EUR	1,248,000	1,372,772	11/24/15	9,139
	USD	377,899	EUR	342,269	376,612	12/10/15	1,287
	USD	1,524,479	HKD	11,814,282	1,524,422	11/24/15	56
	USD	2,455,909	HUF	679,339,994	2,402,775	11/24/15	53,134
	USD	205,000	IDR	2,810,665,000	203,515	11/24/15	1,485
	USD	117,000	INR	7,643,594	116,439	11/24/15	561
	USD	7,737	JPY	929,453	7,704	11/24/15	33
	USD	1,975,000	KRW	2,237,965,150	1,958,712	11/24/15	16,288
	USD	1,829,437	MXN	30,000,177	1,812,922	11/24/15	16,514
	USD	255,000	MYR	1,080,889	251,195	11/24/15	3,805
	USD	309,215	PEN	1,005,997	305,254	11/24/15	3,961
	USD	476,501	PLN	1,808,907	467,731	11/24/15	8,770
	USD	114,000	RON	447,136	110,838	11/24/15	3,162
	USD	539,786	RUB	34,232,215	532,268	11/24/15	7,518
	USD	231,000	THB	8,201,400	230,382	11/24/15	618
	USD	210,000	TRY	613,183	208,843	11/24/15	1,157
	USD	670,000	TWD	21,755,570	669,868	11/24/15	131
	USD	1,211,481	ZAR	16,396,289	1,179,902	11/24/15	31,579
TOTAL							$268,937

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London)	CLP	1,478,782,767	USD	2,176,926	$2,133,377	11/24/15	$(43,549)
	CNY	190,203	USD	30,000	29,966	11/24/15	(34)
	HKD	6,069,882	USD	783,246	783,210	11/24/15	(36)
	HUF	336,347,873	USD	1,200,627	1,189,636	11/24/15	(10,992)
	IDR	1,898,883,525	USD	138,191	137,495	11/24/15	(696)
	INR	46,911,150	USD	715,000	714,621	11/24/15	(379)
	KRW	229,266,970	USD	202,000	200,659	11/24/15	(1,341)
	MXN	13,663,537	USD	830,526	825,692	11/24/15	(4,833)
	MYR	13,794,129	USD	3,283,727	3,205,710	11/24/15	(78,016)
	PEN	2,365,658	USD	730,000	717,822	11/24/15	(12,178)
	PHP	10,381,555	USD	224,660	221,665	11/24/15	(2,995)
	PLN	9,161,507	USD	2,436,268	2,368,899	11/24/15	(67,368)
	RON	4,495,539	USD	1,149,255	1,114,369	11/24/15	(34,886)
	RUB	90,854,630	USD	1,435,729	1,412,677	11/24/15	(23,052)
	THB	3,390,205	USD	96,299	95,233	11/24/15	(1,066)
	TRY	2,610,069	USD	899,026	888,959	11/24/15	(10,067)
	TWD	68,772,717	USD	2,134,000	2,117,557	11/24/15	(16,443)
	USD	2,010,594	BRL	8,018,613	2,076,481	11/04/15	(65,887)
	USD	1,645,658	BRL	6,461,263	1,657,158	12/02/15	(11,499)
	USD	41,000	CLP	28,458,428	41,056	11/24/15	(56)
	USD	2,202,999	CNY	14,059,541	2,215,029	11/24/15	(12,030)
	USD	379,000	COP	1,119,024,476	385,145	11/24/15	(6,145)
	USD	565,725	IDR	7,943,482,310	575,175	11/24/15	(9,450)
	USD	1,107,025	KRW	1,290,006,410	1,129,039	11/24/15	(22,015)
	USD	480,000	KRW	569,457,600	498,388	11/25/15	(18,388)
	USD	1,111,070	MXN	18,508,687	1,118,486	11/24/15	(7,416)
	USD	124,000	MYR	534,834	124,294	11/24/15	(294)
	USD	124,000	PLN	480,098	124,139	11/24/15	(139)
	USD	353,421	RUB	22,785,032	354,279	11/24/15	(858)
	USD	200,000	THB	7,134,786	200,421	11/24/15	(421)
	USD	1,502,212	TRY	4,441,915	1,512,867	11/24/15	(10,655)
	USD	2,125,525	TWD	69,238,971	2,131,913	11/24/15	(6,388)
	ZAR	20,317,476	USD	1,481,917	1,462,078	11/24/15	(19,840)
TOTAL							$(499,412)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Euro Buxl 30 Year Bonds	(1)	December 2015	$(173,437)	$(1,914)
Ultra Long U.S. Treasury Bonds	6	December 2015	958,500	366
10 Year German Euro-Bund	(1)	December 2015	(172,876)	(705)
5 Year U.S. Treasury Notes	(15)	December 2015	(1,796,602)	8,437
10 Year U.S. Treasury Notes	(27)	December 2015	(3,447,562)	22,397
TOTAL				$28,581

SWAP CONTRACTS — At October 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
BNP Paribas SA	CNY	23,100		10/20/16	2.300%	China Foreign Exchange Trade System Renminbi Index	$2,990
		22,100		10/21/16	2.290	China Foreign Exchange Trade System Renminbi Index	1,296
HSBC Bank PLC	BRL	3,727	(a)	01/04/21	1 month Brazilian Interbank Deposit Average	12.604%	70,826
TOTAL							$75,112

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2015.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged
Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
PLN 5,100	10/27/20	1.860%	6 month WIBOR	$4,397

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at October 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Citibank NA	People’s Republic of China 1.000%, 06/20/21	$600	(1.000)%	12/20/20	1.003%	$6,902	$(7,504)
BNP Paribas SA	People’s Republic of China 1.000%, 06/20/21	825	(1.000)	12/20/20	1.049	3,393	(2,339)
BNP Paribas SA	Russian Federation 1.000%, 12/20/20	250	(1.000)	12/20/20	2.712	23,104	(3,268)
TOTAL						$33,399	$(13,111)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Consolidated Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 75.2%
Australia – 3.1%
59,034	Dexus Property Group (Real Estate Investment Trusts)	$324,059
192,822	Federation Centres (Real Estate Investment Trusts)	398,324
175,221	Goodman Group (Real Estate Investment Trusts)	751,763
75,499	Investa Office Fund (Real Estate Investment Trusts)	216,084
204,622	Mirvac Group (Real Estate Investment Trusts)	261,558
105,121	Stockland (Real Estate Investment Trusts)	301,703
429,200	Sydney Airport (Transportation Infrastructure)	1,961,488
124,299	Transurban Group (Transportation Infrastructure)	921,061
147,323	Westfield Corp. (Real Estate Investment Trusts)	1,068,846

		6,204,886

Canada – 5.8%
7,347	Boardwalk Real Estate Investment Trust (Real Estate Investment Trusts)	301,836
8,710	Brookfield Canada Office Properties (Real Estate Investment Trusts)	182,913
15,098	Canadian Apartment Properties REIT (Real Estate Investment Trusts)	310,828
41,097	Chartwell Retirement Residences (Health Care Providers & Services)	397,581
83,446	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3,566,685
85,300	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	1,598,233
82,407	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	2,071,519
92,244	TransCanada Corp. (Oil, Gas & Consumable Fuels)	3,103,958

		11,533,553

Cayman Islands – 0.4%
27,500	Cheung Kong Property Holdings Ltd. (Real Estate Management & Development)	192,421
118,153	ENN Energy Holdings Ltd. (Gas Utilities)	676,856

		869,277

France – 3.6%
3,383	Fonciere Des Regions (Real Estate Investment Trusts)	318,427
172,895	Groupe Eurotunnel SE (Transportation Infrastructure)	2,420,218
9,980	Klepierre (Real Estate Investment Trusts)	472,650
10,777	SES SA (Media)	317,979

Common Stocks – (continued)
France – (continued)
4,127	Unibail-Rodamco SE (Real Estate Investment Trusts)	$1,148,671
35,000	Vinci SA (Construction & Engineering)	2,356,419

		7,034,364

Germany – 0.6%
16,467	alstria office REIT AG* (Real Estate Investment Trusts)	229,758
6,097	Hamburger Hafen und Logistik AG (Transportation Infrastructure)	88,188
12,878	TLG Immobilien AG (Real Estate Management & Development)	242,244
4,543	VIB Vermoegen AG (Real Estate Management & Development)	87,175
13,892	Vonovia SE (Real Estate Management & Development)	463,075

		1,110,440

Hong Kong – 3.9%
231,900	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	1,463,925
587,495	Beijing Enterprises Water Group Ltd.* (Water Utilities)	465,309
45,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	110,107
79,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	504,553
467,202	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	947,268
171,700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,287,439
62,000	Kerry Properties Ltd. (Real Estate Management & Development)	183,529
428,000	Sino Land Co. Ltd. (Real Estate Management & Development)	660,619
123,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	1,643,009
63,000	The Wharf Holdings Ltd. (Real Estate Management & Development)	374,877

		7,640,635

Ireland – 0.4%
154,689	Green REIT PLC (Real Estate Investment Trusts)	267,260
226,713	Hibernia REIT PLC (Real Estate Investment Trusts)	335,565
159,604	Irish Residential Properties REIT PLC (Real Estate Investment Trusts)	196,318

		799,143

Italy – 0.9%
65,000	Atlantia SpA (Transportation Infrastructure)	1,800,067

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Japan – 3.4%
92	Activia Properties, Inc. (Real Estate Investment Trusts)	$390,772
175	AEON REIT Investment Corp. (Real Estate Investment Trusts)	208,969
10,200	Daiwa House Industry Co., Ltd. (Real Estate Management & Development)	267,753
42	Daiwa House REIT Investment Corp. (Real Estate Investment Trusts)	168,858
193	GLP J-REIT (Real Estate Investment Trusts)	192,047
39	Japan Real Estate Investment Corp. (Real Estate Investment Trusts)	180,277
65	Japan Retail Fund Investment Corp. (Real Estate Investment Trusts)	125,890
239	Kenedix Retail REIT Corp. (Real Estate Investment Trusts)	467,367
53,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	1,136,663
83,000	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	2,258,733
155	Nomura Real Estate Master Fund, Inc. (Real Estate Investment Trusts)	196,399
27,000	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	889,066
8,600	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	106,858
6,800	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	47,798

		6,637,450

Luxembourg* – 0.1%
8,200	Ado Properties SA (Real Estate Management & Development)	209,648

Mexico* – 0.2%
36,000	Promotora y Operadora de Infraestructura SAB de CV (Construction & Engineering)	392,696

Netherlands – 1.5%
5,160	Eurocommercial Properties NV (Real Estate Investment Trusts)	246,092
68,300	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	2,743,644

		2,989,736

Singapore – 0.5%
133,600	Ascendas Real Estate Investment Trust (Real Estate Investment Trusts)	227,458
241,500	Cache Logistics Trust (Real Estate Investment Trusts)	173,072
165,700	Capitaland Ltd. (Real Estate Management & Development)	365,519
321,100	Keppel REIT (Real Estate Investment Trusts)	220,993

		987,042

Common Stocks – (continued)
Spain – 1.7%
14,033	Axiare Patrimonio SOCIMI SA (Real Estate Investment Trusts)	$200,365
122,000	Ferrovial SA (Construction & Engineering)	3,077,745

		3,278,110

Sweden – 0.5%
13,889	Atrium Ljungberg AB (Real Estate Management & Development)	215,384
15,361	Fabege AB (Real Estate Management & Development)	244,037
15,619	Hufvudstaden AB (Real Estate Management & Development)	220,689
20,421	Kungsleden AB (Real Estate Management & Development)	152,943
10,506	Pandox AB* (Hotels, Restaurants & Leisure)	171,304

		1,004,357

Switzerland – 0.9%
1,900	Flughafen Zuerich AG (Transportation Infrastructure)	1,438,069
3,141	PSP Swiss Property AG* (Real Estate Management & Development)	273,236

		1,711,305

United Kingdom – 7.7%
24,250	Big Yellow Group PLC (Real Estate Investment Trusts)	279,938
11,184	Capital & Counties Properties PLC (Real Estate Management & Development)	76,540
6,495	Derwent London PLC (Real Estate Investment Trusts)	387,901
124,820	Empiric Student Property PLC (Real Estate Investment Trusts)	210,837
34,711	Great Portland Estates PLC (Real Estate Investment Trusts)	475,378
49,375	Hammerson PLC (Real Estate Investment Trusts)	483,762
6,351	Kennedy Wilson Europe Real Estate PLC (Real Estate Investment Trusts)	116,873
52,096	Land Securities Group PLC (Real Estate Investment Trusts)	1,073,266
475,505	National Grid PLC (Multi-Utilities)	6,773,510
66,295	Segro PLC (Real Estate Investment Trusts)	459,234
75,300	Severn Trent PLC (Water Utilities)	2,596,930
23,410	Shaftesbury PLC (Real Estate Investment Trusts)	338,856
63,564	The British Land Co. PLC (Real Estate Investment Trusts)	851,420
73,713	Tritax Big Box REIT PLC (Real Estate Investment Trusts)	146,249

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
64,600	United Utilities Group PLC (Water Utilities)	$983,029

		15,253,723

United States – 40.0%
14,381	Acadia Realty Trust (Real Estate Investment Trusts)	472,991
5,819	Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)	522,197
56,100	American Tower Corp. (Real Estate Investment Trusts)	5,735,103
39,011	American Water Works Co., Inc. (Water Utilities)	2,237,671
19,910	Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)	780,273
9,306	AvalonBay Communities, Inc. (Real Estate Investment Trusts)	1,626,968
5,266	Boston Properties, Inc. (Real Estate Investment Trusts)	662,726
17,700	Camden Property Trust (Real Estate Investment Trusts)	1,306,083
45,121	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	2,234,392
17,411	Chesapeake Lodging Trust (Real Estate Investment Trusts)	479,499
52,621	Crown Castle International Corp. (Real Estate Investment Trusts)	4,496,991
10,814	CubeSmart (Real Estate Investment Trusts)	300,845
46,962	Duke Realty Corp. (Real Estate Investment Trusts)	972,113
28,800	Edison International (Electric Utilities)	1,742,976
28,136	Empire State Realty Trust, Inc. Class A (Real Estate Investment Trusts)	501,384
76,832	Enbridge Energy Management LLC* (Oil, Gas & Consumable Fuels)	2,087,525
2,595	Equinix, Inc. (Real Estate Investment Trusts)	769,885
11,339	Equity LifeStyle Properties, Inc. (Real Estate Investment Trusts)	685,783
28,065	Equity One, Inc. (Real Estate Investment Trusts)	745,968
5,042	Essex Property Trust, Inc. (Real Estate Investment Trusts)	1,111,458
54,068	Eversource Energy (Electric Utilities)	2,754,224
12,889	Extra Space Storage, Inc. (Real Estate Investment Trusts)	1,021,324
28,424	First Industrial Realty Trust, Inc. (Real Estate Investment Trusts)	616,232
40,095	First Potomac Realty Trust (Real Estate Investment Trusts)	472,720
48,919	General Growth Properties, Inc. (Real Estate Investment Trusts)	1,416,205
29,741	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	743,228

Common Stocks – (continued)
United States – (continued)
20,843	Hudson Pacific Properties, Inc. (Real Estate Investment Trusts)	$595,485
39,415	ITC Holdings Corp. (Electric Utilities)	1,289,659
10,199	Kilroy Realty Corp. (Real Estate Investment Trusts)	671,502
31,254	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	854,797
19,741	La Quinta Holdings, Inc.* (Hotels, Restaurants & Leisure)	299,076
32,698	Monogram Residential Trust, Inc. (Real Estate Investment Trusts)	322,402
28,460	National Retail Properties, Inc. (Real Estate Investment Trusts)	1,081,480
107,466	New York REIT, Inc. (Real Estate Investment Trusts)	1,225,112
106,119	NiSource, Inc. (Multi-Utilities)	2,033,240
33,500	NorthWestern Corp. (Multi-Utilities)	1,815,365
26,085	Parkway Properties, Inc. (Real Estate Investment Trusts)	436,402
36,266	Pattern Energy Group, Inc. (Independent Power Producers & Energy Traders)	848,262
26,199	Pennsylvania Real Estate Investment Trust (Real Estate Investment Trusts)	588,954
27,559	Pepco Holdings, Inc. (Electric Utilities)	733,896
81,927	PG&E Corp. (Multi-Utilities)	4,374,902
22,673	Physicians Realty Trust (Real Estate Investment Trusts)	362,315
3,164	Public Storage (Real Estate Investment Trusts)	726,011
26,595	Republic Services, Inc. (Commercial Services & Supplies)	1,163,265
45,635	Retail Properties of America, Inc. Class A (Real Estate Investment Trusts)	683,156
9,154	RLJ Lodging Trust (Real Estate Investment Trusts)	229,674
8,130	SBA Communications Corp. Class A* (Wireless Telecommunication Services)	967,633
54,237	Sempra Energy (Multi-Utilities)	5,554,411
31,311	Senior Housing Properties Trust (Real Estate Investment Trusts)	475,614
12,806	Simon Property Group, Inc. (Real Estate Investment Trusts)	2,579,897
7,534	Sovran Self Storage, Inc. (Real Estate Investment Trusts)	752,421
109,271	Spectra Energy Corp. (Oil, Gas & Consumable Fuels)	3,121,872
1,362	Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)	108,783
57,622	Sunstone Hotel Investors, Inc. (Real Estate Investment Trusts)	833,214
7,549	Taubman Centers, Inc. (Real Estate Investment Trusts)	581,122
17,009	Tier REIT, Inc. (Real Estate Investment Trusts)	247,821

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
22,274	UDR, Inc. (Real Estate Investment Trusts)	$767,562
17,700	UIL Holdings Corp. (Electric Utilities)	902,523
13,906	Urban Edge Properties (Real Estate Investment Trusts)	330,128
22,706	Weingarten Realty Investors (Real Estate Investment Trusts)	811,967
33,783	Welltower, Inc. (Real Estate Investment Trusts)	2,191,503
46,900	Westar Energy, Inc. (Electric Utilities)	1,861,930

		78,920,120

TOTAL COMMON STOCKS
(Cost $145,009,717)		$148,376,552

Short-term Investment(a) – 1.9%
Joint Repurchase Agreement Account II
$3,800,000	0.092%	11/02/15	$3,800,000
(Cost $3,800,000)

TOTAL INVESTMENTS – 77.1%
(Cost $148,809,717)			$152,176,552

OTHER ASSETS IN EXCESS OF LIABILITIES – 22.9%			45,252,475

NET ASSETS – 100.0%			$197,429,027

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 52.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Brent Crude	136	December 2015	$6,842,160	$(6,271)
Brent Crude	68	January 2016	3,475,480	55,156
Cattle Feeder	6	January 2016	549,600	8,995
Cocoa	5	December 2015	162,950	8,722
Cocoa	3	March 2016	97,890	2,509
Coffee	9	December 2015	408,206	(39,019)
Copper	(10)	November 2015	(1,282,750)	(7,902)
Copper	10	November 2015	1,282,750	(16,517)
Copper	(7)	January 2016	(895,300)	26,781
Copper	7	January 2016	895,300	(475)
Copper	(5)	March 2016	(638,188)	10,612
Copper	14	March 2016	1,786,925	(29,388)
Copper	4	May 2016	509,925	(11,161)
Corn	56	December 2015	1,070,300	(3,910)
Corn	58	March 2016	1,135,350	12,520
Cotton No.2	19	December 2015	601,540	(11,884)
Crude Oil	50	December 2015	2,373,500	102,980

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Crude Oil	81	February 2016	$3,964,950	$150,918
Gasoline RBOB	35	December 2015	2,015,664	96
Gold	14	February 2016	1,599,220	20,683
Hard Red Winter Wheat	45	December 2015	1,110,938	37,538
Hard Red Winter Wheat	12	December 2015	296,250	(6,791)
Lead	(7)	November 2015	(294,919)	(5,612)
Lead	7	November 2015	294,919	(5,575)
Lead	1	January 2016	42,350	(309)
Lead	6	March 2016	255,375	6,628
Lean Hogs	11	December 2015	260,480	(28,401)
Lean Hogs	26	February 2016	652,600	(66,390)
Live Cattle	16	December 2015	907,040	19,876
Live Cattle	14	February 2016	803,180	15,830
Live Cattle	10	April 2016	568,500	1,779
Low Sulphur Gas Oil	59	December 2015	2,714,000	(62,709)
Natural Gas	56	November 2015	1,299,760	18,758
Nickel	(3)	November 2015	(180,756)	256
Nickel	3	November 2015	180,756	(10,673)
Nickel	(1)	January 2016	(60,360)	(1,311)
Nickel	1	January 2016	60,360	(2,181)
Nickel	(1)	March 2016	(60,456)	2,721
Nickel	4	March 2016	241,824	1,249
Nickel	1	May 2016	60,510	(2,733)
NY Harbor ULSD	34	December 2015	2,203,832	(56,769)
Primary Aluminum	(26)	November 2015	(944,288)	66,600
Primary Aluminum	26	November 2015	944,288	(107,728)
Primary Aluminum	(7)	January 2016	(258,956)	3,125
Primary Aluminum	7	January 2016	258,956	(22,787)
Primary Aluminum	(6)	March 2016	(221,813)	10,147
Primary Aluminum	32	March 2016	1,183,000	(63,787)
Primary Aluminum	6	May 2016	223,575	(10,403)
Silver	3	March 2016	234,225	10,962
Soybean	26	January 2016	1,151,475	(10,316)
Soybean	5	March 2016	222,188	2,323
Sugar No.11	36	February 2016	585,446	77,114
Sugar No.11	18	April 2016	285,667	3,361
Wheat	30	December 2015	783,000	17,011
Zinc	(7)	November 2015	(296,538)	7,556
Zinc	7	November 2015	296,538	(21,006)
Zinc	4	January 2016	170,775	(5,748)
Zinc	(2)	March 2016	(85,875)	3,520
Zinc	4	March 2016	171,750	189
Zinc	2	May 2016	86,250	(3,530)
TOTAL				$85,229

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS STRATEGIC MULTI-ASSETS CLASS FUNDS

Schedule of Investments

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2015, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 2, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager Global Equity	$24,200,000	$24,200,124	$24,737,244
Multi-Manager Non-Core Fixed Income	31,500,000	31,500,161	32,199,306
Multi-Manager Real Assets Strategy	3,800,000	3,800,019	3,884,361

REPURCHASE AGREEMENTS — At October 31, 2015, the Principal Amounts of the Funds’ interests in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
BNP Paribas Securities Co.	0.090%	$10,347,395	$13,468,717	$1,624,798
Citigroup Global Markets, Inc.	0.100	5,324,370	6,930,481	836,058
Merrill Lynch & Co., Inc.	0.090	8,528,235	11,100,802	1,339,144
TOTAL		$24,200,000	$31,500,000	$3,800,000

At October 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank	0.625%	12/28/16
Federal Home Loan Mortgage Corp.	1.000 to 7.500	07/28/17 to 07/01/45
Federal National Mortgage Association	2.000 to 7.500	04/01/16 to 11/01/45
Government National Mortgage Association	3.000 to 6.000	05/15/18 to 10/20/45
United States Treasury Inflation Protected Securities	1.875	07/15/19
U.S. Treasury Notes	1.000	09/30/19
United States Treasury Stripped Securities	0.000	05/15/34 to 11/15/36

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

October 31, 2015

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund(a)
Assets:
Investments, at value (cost $428,513,577, $247,588,311 and $145,009,717)	$414,749,555	$241,471,305	$148,376,552
Repurchase agreement, at value which equals cost	24,200,000	31,500,000	3,800,000
Cash	1,897,615	—	37,941,134
Foreign currencies, at value (cost $27,954, $1,603,989 and $1,513,373)	27,815	1,610,985	1,512,823
Unrealized gain on forward foreign currency exchange contracts	699,042	268,937	—
Unrealized gain on swap contracts	—	75,112	—
Variation margin on certain derivative contracts	—	69,850	1,295,595
Receivables:
Investments sold	366,740	3,407,237	1,337,427
Investments sold on an extended — settlement basis	174,833	1,388,913	—
Dividends and interest	276,098	3,103,507	189,908
Foreign tax reclaims	27,511	23,290	4,612
Reimbursement from investment adviser	25,886	—	45,510
Due from broker — upfront payment	—	16,930	—
Collateral on certain derivative contracts(b)	—	368,770	3,710,414
Upfront payments made on swap contracts	—	33,399	—
Other assets	—	—	13,764
Total assets	442,445,095	283,338,235	198,227,739

Liabilities:
Due to custodian	—	75,428	—
Unrealized loss on forward foreign currency exchange contracts	334,203	499,412	—
Unrealized loss on swap contracts	—	13,111	—
Payables:
Investments purchased	2,379,255	1,022,029	586,675
Investments purchased on an extended — settlement basis	14,708	10,642,992	—
Management fees	235,531	138,918	—
Transfer agency fees	25,774	21,041	9,670
Due to broker	—	92,287	—
Accrued expenses	301,084	145,872	202,367
Total liabilities	3,290,555	12,651,090	798,712

Net Assets:
Paid-in capital	452,000,005	279,880,283	197,053,313
Undistributed (distributions in excess of) net investment income	1,604,703	(1,244,225)	52,137
Accumulated net realized loss	(1,049,361)	(1,684,811)	(3,129,170)
Net unrealized gain (loss)	(13,400,807)	(6,264,102)	3,452,747
NET ASSETS	$439,154,540	$270,687,145	$197,429,027
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	46,415,557	28,874,345	20,625,770
Net asset value, offering and redemption price per share:	$9.46	$9.37	$9.57

(a)	Statement of Assets and Liabilities for the Multi-Manager Real Assets Strategy Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — MMRA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions, swaps transactions and forwards transactions of $44,085, $54,685 and $270,000, respectively for Multi-Manager Non-Core Fixed Income Fund and $3,710,414, $0, and $0, respectively for Multi-Manager Real Assets Strategy Fund.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Period Ended October 31, 2015

	Multi-Manager Global Equity Fund(a)	Multi-Manager Non-Core Fixed Income Fund(b)	Multi-Manager Real Assets Strategy Fund(c)
Investment income:
Dividends (net of foreign withholding taxes of $88,510, $0 and $28,015)	$2,043,821	$122,254	$755,785
Interest (net of foreign withholding taxes of $0, $47,954 and $0)	11,324	5,296,532	2,384
Total investment income	2,055,145	5,418,786	758,169

Expenses:
Management fees	1,327,378	894,216	483,489
Custody, accounting and administrative services	280,133	167,132	77,481
Professional fees	77,930	106,193	116,440
Printing and mailing costs	30,152	42,511	30,000
Transfer Agency fees	25,774	21,041	9,670
Trustee fees	18,179	32,333	18,087
Other	1,309	6,783	3,704
Total expenses	1,760,855	1,270,209	738,871
Less — expense reductions	(665,438)	(533,270)	(303,574)
Net expenses	1,095,417	736,939	435,297
NET INVESTMENT INCOME	959,728	4,681,847	322,872

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(990,885)	(2,849,528)	(3,131,111)
Futures contracts	—	(24,357)	(4,563,119)
Swap contracts	—	409	—
Forward foreign currency exchange contracts	662,733	217,611	(50,458)
Foreign currency transactions	(76,234)	(524,740)	98,091
Net unrealized gain (loss) on:
Investments	(13,764,022)	(6,117,006)	3,366,835
Futures contracts	—	28,581	85,229
Swap contracts	—	66,398	—
Forward foreign currency exchange contracts	364,839	(230,475)	—
Foreign currency translation	(1,624)	(11,600)	683
Net realized and unrealized loss	(13,805,193)	(9,444,707)	(4,193,850)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,845,465)	$(4,762,860)	$(3,870,978)

(a)	Commenced operations on June 24, 2015.
(b)	Commenced operations on March 31, 2015.
(c)	Commenced operations on June 30, 2015. Statement of Operations for the Multi-Manager Real Assets Strategy Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — MMRA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

For the Period Ended October 31, 2015

	Multi-Manager Global Equity Fund(a)	Multi-Manager Non-Core Fixed Income Fund(b)	Multi-Manager Real Assets Strategy Fund(c)
From operations:
Net investment income	$959,728	$4,681,847	$322,872
Net realized loss	(404,386)	(3,180,605)	(7,646,597)
Net unrealized gain (loss)	(13,400,807)	(6,264,102)	3,452,747
Net decrease in net assets resulting from operations	(12,845,465)	(4,762,860)	(3,870,978)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(4,430,278)	—
From Capital
Institutional Shares	—	(181,066)	—
Total distributions to shareholders	—	(4,611,344)	—

From share transactions:
Proceeds from sales of shares	453,850,015	277,000,010	201,300,015
Reinvestment of distributions	—	4,611,344	—
Cost of shares redeemed	(1,850,010)	(1,550,005)	(10)
Net increase in net assets resulting from share transactions	452,000,005	280,061,349	201,300,005
TOTAL INCREASE	439,154,540	270,687,145	197,429,027

Net assets:
Beginning of period	—	—	—
End of period	$439,154,540	$270,687,145	$197,429,027
Undistributed (distributions in excess of) net investment income	$1,604,703	$(1,244,225)	$52,137

(a)	Commenced operations on June 24, 2015.
(b)	Commenced operations on March 31, 2015.
(c)	Commenced operations on June 30, 2015. Statement of Changes in Net Assets for the Multi-Manager Real Assets Strategy Fund is consolidated and includes the balances of wholly-owned subsidiary, CaymanCommodity — MMRA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced June 24, 2015)	$10.00	$0.02	$(0.56)	$(0.54)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.46	(5.40)%	$439,155	0.85%	1.34%	0.74%	10%

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced March 31, 2015)	$10.00	$0.25	$(0.63)	$(0.38)	$(0.24)	$(0.01)	$(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.37	(3.84)%	$270,687	0.70%	1.19%	4.45%	82%

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from investment operations
Year	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced June 30, 2015)	$10.00	$0.02	$(0.45)	$(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.57	(4.30)%	$197,429	0.90%	1.42%	0.67%	35%

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund (Commenced June 24, 2015)	Institutional	Diversified
Multi-Manager Non-Core Fixed Income Fund (Commenced March 31, 2015)	Institutional	Non-diversified
Multi-Manager Real Assets Strategy Fund (Commenced June 30, 2015)	Institutional	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2015, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Causeway Capital Management LLC, Epoch Investment Partners, Inc., Fisher Asset Management, LLC, GW&K Investment Management, LLC, Parametric Portfolio Associates LLC, Robeco Investment Management, Inc., doing business as Boston Partners, Russell Implementation Services Inc., Scharf Investments, LLC, Vulcan Value Partners, LLC and WCM Investment Management; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II, LLC, BlueBay Asset Management, LLP, Lazard Asset Management LLC and Symphony Asset Management LLC; and for the Multi-Manager Real Assets Strategy Fund with Prudential Real Estate Investors, a business unit of Prudential Investment Management Inc. and RREEF America L.L.C. and Gresham Investment Management LLC (for the Subsidiary, as defined below) (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Multi-Manager Real Assets Strategy Fund — The Cayman Commodity-MMRA, Ltd., (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on February 20, 2015 and is currently a wholly-owned subsidiary of the Multi-Manager Real Assets Strategy Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 30, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2015, the Fund’s net assets were $197,383,707, of which, $42,908,468, or 22%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

E.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Funds and organization costs paid in connection with the organization of the Funds were borne directly by GSAM.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Assets Strategy	Quarterly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation —The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for both repurchase and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2015:

Multi-Manager Global Equity

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$1,592,939	$—
Asia	24,328,418	47,720,960	—
Australia and Oceania	—	3,539,145	—
Europe	26,642,897	96,558,133	—
North America	163,377,683	1,375,084	—
South America	1,337,322	983,456	—
Rights	—	2
Exchange Traded Funds	47,293,516	—	—
Short-term Investments	—	24,200,000	—
Total	$262,979,836	$175,969,719	$—

Multi-Manager Global Equity (continued)

Derivative Type(b)	Level 1	Level 2	Level 3
Assets
Forward Foreign Currency Exchange Contracts	$—	$699,042	$—
Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(334,203)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

Multi-Manager Non-Core Fixed Income

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$79,214,702	$—
Foreign Debt Obligations	—	92,486,901	—
U.S. Treasury Obligations	299,856	—	—
Senior Term Loans	—	63,633,941	—
Exchange Traded Funds	8,192,000	—	—
Short-term Investments	—	31,500,000	—
Total	$8,491,856	$266,835,544	$—

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Multi-Manager Non-Core Fixed Income (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$268,937	$—
Futures Contracts	31,200	—	—
Interest Rate Swap Contracts	—	79,509	—
Total	$31,200	$348,446	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(499,412)	$—
Futures Contracts	(2,619)	—	—
Credit Default Swap Contracts	—	(13,111)	—
Total	$(2,619)	$(512,523)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

Multi-Manager Real Assets Strategy

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$196,399	$15,938,005	$—
Australia and Oceania	—	6,204,886	—
Europe	778,637	34,412,256	—
North America	90,846,369	—	—
Short-term Investments	—	3,800,000	—
Total	$91,821,405	$60,355,147	$—

Derivative Type
Assets(b)
Futures Contracts	$706,515	$—	$—
Liabilities(b)
Futures Contracts	$(621,286)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2015. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$699,042		Payable for unrealized loss on forward foreign currency exchange contracts	$(334,203)

Multi-Manager Non-Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$110,709	(a)	Variation margin on certain derivative contracts	$(2,619)	(a)
Credit	—	—		Payable for unrealized loss on swap contracts	(13,111)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	268,937		Payable for unrealized loss on forward foreign currency exchange contracts	(499,412)
Total		$379,646			$(515,142)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Amount represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

Multi-Manager Real Assets Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on certain derivative contracts	$706,515	(a)	Variation margin on certain derivative contracts	$(621,286)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the period ended October 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$662,733	$364,839	80

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures and swap contracts/Net unrealized gain (loss) on futures and swap contracts	$(22,119)	$108,090	24
Credit	Net realized gain (loss) from swap contracts/Net unrealized gain (loss) on swap contracts	(1,821)	(13,111)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	217,611	(230,475)	77
Total		$193,671	$(135,496)	102

Multi-Manager Real Assets Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net unrealized gain (loss) on futures contracts	$(4,563,119)	$85,229	971
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	(50,458)	—	18
Total		$(4,613,577)	$85,229	989

(a)	Average number of contracts is based on the average of month end balances for the period ended October 31, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the period ended October 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.64%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.55
Multi-Manager Real Assets Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.50^

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers (including, with respect to the Multi-Manager Real Assets Strategy Fund, the Underlying Manager of the Subsidiary). These arrangements will remain in effect through at least May 20, 2016 for the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund, and January 31, 2016 for the Multi-Manager Non-Core Fixed Income Fund, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.
^	Reflects combined management fees paid to GSAM under the Agreement and the Fund’s Subsidiary Agreement (as defined below) after the waivers.

GSAM also provides management services to the Subsidiary of the Multi-Manager Real Assets Strategy Fund pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.43% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Multi-Manager Real Assets Strategy Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the period ended October 31, 2015, GSAM waived $45,320 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy are 0.85%, 0.70%, and 0.90% respectively. These expense limitations will remain in place through at least May 20, 2016 for the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund, and January 31, 2016 for the Multi-Manager Non-Core Fixed Income Fund, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

For the period ended October 31, 2015, these expense reductions, including any fee waivers and Total Annual Operating Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Total Annual Operating Expense Reimbursements	Total Expense Reductions
Multi-Manager Global Equity	$496,751	$168,687	$665,438
Multi-Manager Non-Core Fixed Income	312,550	220,720	533,270
Multi-Manager Real Asset Strategy	287,683	15,891	303,574

D.  Line of Credit Facility — As of October 31, 2015, the Multi-Manager Non-Core Fixed Income Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000 for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended October 31, 2015, the Fund did not have any borrowings under the facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2015, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$463,645,971	$—	$34,101,868
Multi-Manager Non-Core Fixed Income	22,153,850	354,956,520	21,822,214	105,612,067
Multi-Manager Real Assets Strategy	—	188,125,502	—	39,922,130

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

7. TAX INFORMATION

The tax character of distributions paid during the period ended October 31, 2015 was as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$—	$4,430,286	$—
Tax Return of Capital	$—	$181,058	$—

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Undistributed ordinary income — net	$2,074,618	$—	$573,155
Undistributed long-term capital gains	—	—	—
Total undistributed earnings	$2,074,618	$—	$573,155
Capital loss carryforwards:
Perpetual Short-Term	$(812,356)	$(1,166,264)	$(1,784,448)
Perpetual Long-Term	—	(33,935)	—
Total Capital loss carryforwards	$(812,356)	$(1,200,199)	$(1,784,448)
Timing differences (Straddle Deferrals, Defaulted Bond accrual interest)	$(31)	$(722,429)	$(89,756)
Unrealized gains (losses) — net	(14,107,696)	(7,270,518)	1,676,763
Total accumulated earnings (losses) net	$(12,845,465)	$(9,193,146)	$375,714

As of October 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$453,034,864	$280,186,396	$150,311,032
Gross unrealized gain	10,637,555	3,437,885	6,059,949
Gross unrealized loss	(24,722,864)	(10,652,976)	(4,194,429)
Net unrealized gains (losses) on securities	$(14,085,309)	$(7,215,091)	$1,865,520
Net unrealized loss on other investments	(22,387)	(55,427)	(188,757)
Net unrealized gains (losses)	$(14,107,696)	$(7,270,518)	$1,676,763

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on foreign currency contracts, regulated futures and differences in tax treatment of underlying fund investments, swap transactions and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of foreign currency transactions, partnerships, underlying fund investments, swap transactions and passive foreign investment company investments.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION (continued)

Fund	Paid-in- Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Multi-Manager Global Equity	$—	$(644,975)	$644,975
Multi-Manager Non-Core Fixed Income	—	1,495,794	(1,495,794)
Multi-Manager Real Assets Strategy	(4,246,692)	4,517,427	(270,735)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as institutional investors and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

8. OTHER RISKS (continued)

segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Non-Diversification Risk — The Multi-Manager Non-Core Fixed Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The Multi-Manager Real Assets Strategy Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

Tax Risk — The Multi-Manager Real Assets Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes, as applicable. Historically, the Internal

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Fund has obtained an opinion of counsel that the Funds’ income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued.

On November 3, 2015, the Trustees approved Principal Global Investors, LLC (“Principal”) as an Underlying Manager of the Multi-Manager Global Equity Fund. Principal will manage an allocation of international small-capitalization equity securities.

Effective on or before December 31, 2015, the performance benchmark index for the Multi-Manager Real Assets Strategy Fund will change. Effective such date, the Multi-Manager Real Assets Strategy Composite Index will be composed of the FTSE EPRA / NAREIT Developed Index (50%) (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (50%) (Net, USD, Unhedged). Additionally, effective on or before February 2, 2016, Gresham Investment Management LLC will no longer be an Underlying Manager for the Subsidiary of the Fund. GSAM has determined not to allocate assets to the Subsidiary but retains the right to do so in the future.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund(a)

	For the Period Ended October 31, 2015

	Shares	Dollars

Institutional Shares
Shares sold	46,612,176	$453,850,015
Shares redeemed	(196,619)	(1,850,010)
NET INCREASE	46,415,557	$452,000,005

(a)	Commenced operations on June 24, 2015.

	Multi-Manager Non-Core Fixed Income Fund(a)

	For the Period Ended October 31, 2015

	Shares	Dollars

Institutional Shares
Shares sold	28,553,941	$277,000,010
Reinvestment of distributions	482,606	4,611,344
Shares redeemed	(162,202)	(1,550,005)
NET INCREASE	28,874,345	$280,061,349

(a)	Commenced operations on March 31, 2015.

	Multi-Manager Real Assets Strategy Fund(a)

	For the Period Ended October 31, 2015

	Shares	Dollars

Institutional Shares
Shares sold	20,625,771	$201,300,015
Shares redeemed	(1)	(10)
NET INCREASE	20,625,770	$201,300,005

(a)	Commenced operations on June 30, 2015.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

Goldman Sachs Strategic Multi-Asset Class Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (collectively the “Funds”), funds of the Goldman Sachs Trust II, at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and financial highlights for Goldman Sachs Multi-Manager Real Assets Strategy Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 28, 2015

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Period Ended October 31, 2015 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 24, 2015 through October 31, 2015, which represents a period of 129 days in a 365 day year for Multi-Manager Global Equity Fund; from May 1, 2015 through October 31, 2015, which represents a period of 184 days in a 365 day year for Multi-Manager Non-Core Fixed Income Fund; and from June 30, 2015 through October 31, 2015, which represents a period of 123 days in a 365 day year for Multi-Manager Real Assets Strategy Fund.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity(a)				Multi-Manager Non-Core Fixed Income(b)				Multi-Manager Real Assets Strategy(c)
Share Class	Beginning Account Value 6/24/15	Ending Account Value 10/31/15		Expenses Paid for the Period Ended 10/31/15*	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the Six Month Ended 10/31/15*	Beginning Account Value 6/30/15	Ending Account Value 10/31/15		Expenses Paid for the Period Ended 10/31/15*
Institutional
Actual	$1,000.00	$946.00		$2.89	$1,000.00	$954.70		$3.45	$1,000.00	$957.00		$2.97
Hypothetical 5% return	1,000.00	1,014.70	+	2.99	1,000.00	1,021.68	+	3.57	1,000.00	1,013.82	+	3.05

(a)	Commenced operations on June 24, 2015.

(b)	Commenced operations on March 31, 2015.

(c)	Commenced operations on June 30, 2015.

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were as follows:

Fund	Institutional
Multi-Manager Global Equity	0.84%
Multi-Manager Non-Core Fixed Income	0.70
Multi-Manager Real Assets Strategy	0.99

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Real Assets Strategy Fund (formerly the Goldman Sachs Multi-Manager Real Assets Fund) and Goldman Sachs Multi-Manager Global Equity Fund (each, a “Fund” and together, the “Funds”) are newly-organized investment portfolios of Goldman Sachs Trust II (the “Trust”) that commenced investment operations on June 30, 2015 and June 24, 2015, respectively. At meetings held on February 25, March 11, April 8, May 12, and June 11, 2015 (the “Meetings”) in connection with the Funds’ launch, the Trustees, including all of the Trustees present who are not parties to the Funds’ investment management agreement or any sub-advisory agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved (i) the investment management agreement (the “Management Agreement”) between the Trust on behalf of the Funds and Goldman Sachs Asset Management, L.P. (the “Investment Adviser”); and (ii) the sub-advisory agreements (each a “Sub-Advisory Agreement” and, collectively with the Management Agreement, the “Agreements”) between the Investment Adviser and each of the Funds’ Sub-Advisers, as defined below, each for a term of two years.

In connection with the Meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Agreements at the Meetings, the Trustees relied upon information included in presentations made by the Investment Adviser (and, with respect to the Sub-Advisory Agreements, materials furnished and presentations made by the Sub-Advisers) and information received at prior Board meetings. The Trustees also drew on information they had received in their capacity as Trustees of other registered investment companies sponsored by the Investment Adviser.

Management Agreement for Goldman Sachs Multi-Manager Global Equity Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund

At the February 25, 2015 meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Funds; a comparison of each Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive a specified portion of the fee payable under its Management Agreement; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Funds.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the non-advisory services that would be provided to the Funds by the Investment Adviser and its affiliates. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds would employ a “manager of managers” structure, whereby the Investment Adviser would be responsible for selecting Sub-Advisers (subject to Board approval), allocating the Funds’ assets among them, and overseeing the Sub-Advisers’ day-to-day management of Fund assets. The Trustees noted the experience and capabilities of the Investment Adviser’s portfolio management team, and other key personnel that would be providing services to the Funds.

The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Funds. In this regard, the Trustees noted that, the Funds would be offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds would act as core “building blocks” with which the client and the Investment Adviser would form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients would benefit from this approach with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. They also considered that although the Funds were new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds that employ a “manager of managers” structure (including another series of the Trust), and has a team dedicated to sub-adviser oversight. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Fund will operate, as well as the Investment Adviser’s commitment to maintaining high quality systems. The Trustees also reviewed the sub-adviser oversight process that the Investment Adviser had employed and was expected to employ going forward, which included areas such as investment analytics, risk management and compliance. The Trustees concluded that the Investment Adviser’s management of the Funds would likely benefit the Funds and their shareholders.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Costs of Services to be Provided and Profitability

The Trustees considered the contractual fee rates payable by the Funds under the Management Agreement, payable by the Investment Adviser under each Sub-Advisory Agreement, and the net amount expected to be retained by the Investment Adviser. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Funds, which include both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. The Trustees also reviewed each Fund’s projected total operating expense ratios (both gross and net of expense limitations). They compared each Fund’s projected fees and expenses to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Funds’ fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Funds. The Trustees also considered information regarding fees paid to the Investment Adviser by other funds and accounts with comparable investment strategies.

In addition, the Trustees considered the Investment Adviser’s undertaking to waive a specified portion of the fee payable under the Management Agreement. In this regard, the Trustees noted that each Fund would be offered an arrangement whereby clients would pay a single management fee for the Investment Adviser’s management of their accounts, and that fund-level management fees would be waived in order to avoid charging two layers of management fees. The Trustees recognized that there was not yet profitability data to evaluate for the Funds, but considered the Investment Adviser’s representations that (i) such data would be provided after the Funds commenced operations, and (ii) the Funds were not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Multi-Manager Global Equity Fund	Multi-Manager Real Assets Strategy Fund
First $1 billion	1.03%	1.00%
Next $1 billion	0.93%	0.90%
Next $3 billion	0.89%	0.86%
Next $3 billion	0.87%	0.84%
Over $8 billion	0.84%	0.82%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Funds’ projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertakings to waive certain fees and to limit certain expenses of each Fund that exceed a specified level. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules, including the blended sub-advisory fee rates paid to all Sub-Advisers for each respective Fund, and noted that the Investment Adviser had agreed to implement a waiver which had the effect of limiting each Fund’s management fees to the actual amount of fees paid by the Investment Adviser to the respective Sub-Advisers. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) Goldman Sachs’ retention of certain fees as Fund Distributor; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers (including the Sub-Advisers) may cause those service providers to be open to doing business with other areas of Goldman Sachs.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that each Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel, along with certain Sub-Advisers, to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement for each Fund, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the investment management fees that would be payable by each Fund were reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management would likely benefit the Funds and their shareholders and that the Management Agreement with respect to each Fund should be approved for a period of two years.

Sub-Advisory Agreements on behalf of the Goldman Sachs Multi-Manager Global Equity Fund

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreements

The Trustees, including all of the Independent Trustees, concluded that Sub-Advisory Agreements between the Investment Adviser and each of Causeway Capital Management LLC, Epoch Investment Partners, Inc., Fisher Asset Management, LLC, GW&K Investment Management, LLC, Parametric Portfolio Associates LLC, Robeco Investment Management, Inc. d/b/a Boston Partners, Russell Implementation Services Inc., Scharf Investments, LLC, Vulcan Value Partners, LLC, and WCM Investment Management (each a “Sub-Adviser”) with respect to the Goldman Sachs Multi-Manager Global Equity Fund should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by each Sub-Adviser, the Trustees considered information on the respective services provided to the Fund by the Investment Adviser and each Sub-Adviser, including information about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing funds or accounts with comparable investment strategies; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of each Sub-Adviser, its investment strategies and personnel and its compliance program. While the Fund had not yet commenced operations, and therefore there was no Fund-related performance information to consider, the Trustees considered the performance of funds and/or accounts managed by each Sub-Adviser with comparable investment strategies to those to be used in managing its respective sleeve of the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreements and the proposed fee schedules for each Sub-Adviser, including any breakpoints, as well as those of any comparable funds or accounts managed by the Sub-Adviser. They noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreements were the result of arms’ length negotiations between the Investment Adviser and each Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser, after giving effect to the hiring of the Sub-Advisers, and the amount of the management fee retained by the Investment Adviser.

Conclusion

In connection with their consideration of each Sub-Advisory Agreement at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees unanimously concluded that each Sub-Adviser’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders and that the Sub-Advisory Agreements should be approved with respect to the Fund for a period of two years.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Sub-Advisory Agreements on behalf of the Goldman Sachs Real Assets Strategy Fund

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreements

The Trustees, including all of the Independent Trustees, concluded that the Sub-Advisory Agreements between the Investment Adviser and each of Gresham Investment Management, Inc. (“Gresham”), Prudential Investment Management, Inc. on behalf of its Prudential Real Estate Investors business unit (“Prudential”), and RREEF America L.L.C. (“RREEF”) (each, also a “Sub-Adviser”) should be approved. The Sub-Advisory Agreements with Prudential and RREEF are with respect to the Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Fund”), and the Sub-Advisory Agreement with Gresham is with respect to the Goldman Sachs Cayman Commodity – MMRA Fund Ltd., a wholly-owned subsidiary of the Fund. In reaching this determination, they relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by each Sub-Adviser, the Trustees considered information on the services provided to the Fund by the Sub-Advisers, including information about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing accounts with comparable investment strategies to those to be employed pursuant to the Sub-Advisory Agreements; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Advisers, their investment strategies and personnel and their compliance programs. The Trustees considered that Prudential and RREEF currently manage other assets for the Investment Adviser’s clients. While the Fund was new, and therefore there was no Fund-related performance information to consider, the Trustees considered the performance of composites of separate accounts or other mutual funds managed by each Sub-Adviser with comparable investment strategies to those to be used pursuant to the Sub-Advisory Agreements.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreements and the proposed fee schedules for the Sub-Advisers, including any breakpoints, as well as those of any comparable funds or accounts managed by the Sub-Adviser. They noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreements were the result of arms’ length negotiations between the Investment Adviser and each Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser, after giving effect to the hiring of the Sub-Advisers, and the amount of the management fee retained by the Investment Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreements at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Independent Trustees unanimously concluded that each Sub-Adviser’s management services would likely benefit the Fund and its shareholders and that each Sub-Advisory Agreement should be approved for a period of two years.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Sub-Advisory Agreement on behalf of the

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (Unaudited)

Background

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II that commenced investment operations on March 31, 2015. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. Upon the recommendation of the Investment Adviser, at a meeting held on August 5, 2015 (the “Meeting”) the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement or any sub-advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and Lazard Asset Management LLC (“Lazard”).

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, Lazard provided information in response to a request from the Investment Adviser.

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreement

The Trustees, including all of the Independent Trustees, unanimously concluded that the Sub-Advisory Agreement between the Investment Adviser and Lazard with respect to the Fund should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and Lazard. In evaluating the nature, extent and quality of services to be provided by Lazard, the Trustees considered information on the services provided to the Fund by Lazard, including information about Lazard’s (a) personnel and compensation structure; (b) track record in managing accounts with comparable investment strategies; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of Lazard, Lazard’s investment strategies and personnel and its compliance program. The Trustees considered that Lazard currently manages other assets for the Investment Adviser’s clients. They reviewed performance information for Lazard’s Emerging Markets Debt Blend strategy (the “EMD Blend Strategy”), which Lazard would use in managing its respective sleeve of the Fund. They noted that, because Lazard had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule for Lazard, including breakpoints. They also considered the fees that Lazard charges to comparable funds or accounts that it manages using the EMD Blend Strategy. They noted that the compensation paid to Lazard would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and Lazard. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser, after giving effect to the hiring of Lazard, and the amount of the management fee retained by the Investment Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Independent Trustees unanimously concluded that Lazard’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders and that the Sub-Advisory Agreement should be approved for a period of two years.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Cheryl K. Beebe Age: 59	Trustee	Since 2015	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a global corn refining and manufacturing company) (2004-2014). Trustee — Goldman Sachs Fund Complex.	7	Convergys Corporation (a customer management company); Packaging Corporation of America (producer of container board)
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
John F. Killian Age: 60	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Fund Complex.	7	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	With respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, the Goldman Sachs Fund Complex includes the Trust, Goldman Sachs Trust (“GST”), Goldman Sachs Variable Insurance Trust (“GSVIT”), Goldman Sachs ETF Trust (“GSETF”) Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”). With respect to Messrs. Bakhru, Coblentz and Strubel, the Goldman Sachs Fund Complex also includes Goldman Sachs BDC, Inc. (“GSBDC”). With respect to Ms. Beebe and Mr. Killian, the Goldman Sachs Fund Complex only includes the Trust. As of October 31, 2015, the Trust consisted of seven portfolios (six of which offered shares to the public), GST consisted of 98 portfolios (91 of which offered shares to the public), GSVIT consisted of 14 portfolios, each of GSMLP, GSMER and GSBDC consisted of one portfolio and GSETF consisted of 14 portfolios (two of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Tax-Free Money Market Fund
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Cheryl K. Beebe John P. Coblentz, Jr. John F. Killian James A. McNamara Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of October 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 21877-TEMPL-12/2015 SMACAR-15/95

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Fund of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$58,926	$57,709	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0

Tax Fees:

• PwC	$9,204	$9,204

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,658,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Fund’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were $9,204 and $9,204 respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 8, 2016

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 8, 2016